                                                                    EXHIBIT 10.6

                                    CORPORATE RESOLUTION TO BORROW
---------------------------------------------------------------------------------------------------
   PRINCIPAL     LOAN DATE    MATURITY    LOAN NO   CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
 $2,250,000.00   03-13-1997  05-31-1998  704-00488
---------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:  TIER TECHNOLOGIES, INC.             LENDER:  WESTAMERICA BANK
           1350 TREAT BOULEVARD, SUITE 250              SACTO/SOLANO CREDIT ADM.
           WALNUT CREEK, CA 94596                       2400 HILBORN ROAD
                                                        FAIRFIELD, CA 94533

================================================================================

I, THE UNDERSIGNED SECRETARY OR ASSISTANT SECRETARY OF TIER TECHNOLOGIES, INC. (THE "CORPORATION"), HEREBY CERTIFY THAT the Corporation is organized and existing under and by virtue of the laws of the State of California as a corporation for profit, with its principal office at 1350 TREAT BOULEVARD, SUITE 250, WALNUT CREEK, CA 94596, and is duly authorized to transact business in the State of California.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on MARCH 13, 1997, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that ANY TWO (2) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

     NAMES                POSITIONS     ACTUAL SIGNATURES
     -----                ---------     -----------------
     WILLIAM G. BARTON    PRESIDENT     X____________________
     JAMES L. BILDNER     CHAIRMAN      X____________________
     GEORGE K. ROSS       SVP/CFO       X____________________

acting for and on behalf of the Corporation and as its act and deed be, and they hereby are, authorized and empowered:

     BORROW MONEY. To borrow from time to time from WESTAMERICA BANK ("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed; however, not exceeding at any one time the amount OF FOUR MILLION & 00/100 DOLLARS ($4,000,000.00), in addition to such sum or sums of money as may be currently borrowed by the Corporation from Lender.

     EXECUTE NOTES. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accomodations of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accomodations.

     GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accomodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing,

03-13-1997                   CORPORATE RESOLUTION TO BORROW
LOAN NO 704-00488                    (CONTINUED)

================================================================================

     however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

     EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be required by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any enter written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

     NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, INCLUDING AGREEMENTS WAIVING THE RIGHT TO A TRIAL BY JURY, as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives written notice of revocation of their authority: WILLIAM G. BARTON, PRESIDENT; JAMES L. BILDNER, CHAIRMAN: and GEORGE ROSS, SVP/CFO.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation,, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

03-13-1997                   CORPORATE RESOLUTION TO BORROW
LOAN NO 704-00488                    (CONTINUED)

================================================================================

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND ON MARCH 13, 1997 AND ATTEST THAT THE SIGNATURES SET OPPOSITE THE NAMES LISTED ABOVE ARE THEIR GENUINE SIGNATURES.


                                                   CERTIFIED TO AND ATTESTED BY:

                                                   X____________________________

                                                   X____________________________


NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

================================================================================

LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.23 (c) 1997 CFI ProServices, Inc. All rights reserved.
[CA-C10 70400488.LN C2.OVL]

                                          PROMISSORY NOTE
---------------------------------------------------------------------------------------------------
   PRINCIPAL     LOAN DATE    MATURITY    LOAN NO   CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
 $2,250,000.00   03-13-1997  05-31-1998  704-00488
---------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:  TIER TECHNOLOGIES, INC.             LENDER:  WESTAMERICA BANK
           1350 TREAT BOULEVARD, SUITE 250              SACTO/SOLANO CREDIT ADM.
           WALNUT CREEK, CA 94596                       2400 HILBORN ROAD
                                                        FAIRFIELD, CA 94533

================================================================================

PRINCIPAL AMOUNT: $2,250,000.00  INITIAL RATE: 9.750%    DATE OF NOTE: MARCH 13,
1997

PROMISE TO PAY. TIER TECHNOLOGIES, INC. ("BORROWER") PROMISES TO PAY TO WESTAMERICA BANK ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF TWO MILLION TWO HUNDRED FIFTY THOUSAND & 00/100 DOLLARS ($2,250,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT. BORROWER WILL PAY THIS LOAN ON DEMAND, OR IF NO DEMAND IS MADE, IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON MAY 31, 1998. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ACCRUED UNPAID INTEREST BEGINNING MARCH 31, 1997, AND ALL SUBSEQUENT INTEREST PAYMENTS ARE DUE ON THE LAST DAY OF EACH MONTH AFTER THAT. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Westamerica Bank Index Rate (the "Index"). THE BANK'S INDEX RATE IS ESTABLISHED BY BANK IN ITS SAN RAFAEL HEADQUARTERS OFFICE AS OF THE DATE OF THIS NOTE, AND AS OF EACH DATE THAT BANK MAY ADJUST SUCH INDEX RATE. LOANS MAY BE MADE BY BANK AT, ABOVE OR BELOW THE INDEX RATE. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each Day. THE INDEX CURRENTLY IS 8.250% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 1.500 PERCENTAGE POINTS OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 9.750% PER ANNUM. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT; MINIMUM INTEREST CHARGE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum Interest charge of $50.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower's making fewer payments.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material

03-13-1997                          PROMISSORY NOTE
LOAN NO 704-00488                     (CONTINUED)

================================================================================

respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws.
(f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 5.500 percentage points over the Index. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF MARIN COUNTY, THE STATE OF CALIFORNIA. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $15.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

COLLATERAL. This Note is secured by THAT CERTAIN COMMERCIAL SECURITY AGREEMENT DATED MARCH 13,1997.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: WILLIAM G. BARTON, PRESIDENT; JAMES L. BILDNER, CHAIRMAN; AND GEORGE ROSS, SVP/CFO. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

03-13-1997                          PROMISSORY NOTE
LOAN NO 704-00488                     (CONTINUED)

================================================================================

GENERAL PROVISIONS. This note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

     BORROWER:
     TIER TECHNOLOGIES, INC.



     BY: COPY                           BY:________________________
         --------------------------

     JAMES L. BILDNER, CHAIRMAN         GEORGE K. ROSS, SVP/CFO

================================================================================

Variable Rate. Line of Credit.     LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver.
                                   3.23 (c) 1997 CFI ProServices, Inc. All
                                   rights reserved. [CA-D20 70400488.LN C2.OVL]

                                       COMMERCIAL GUARANTY
---------------------------------------------------------------------------------------------------
   PRINCIPAL     LOAN DATE    MATURITY    LOAN NO   CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
---------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:  TIER TECHNOLOGIES, INC.             LENDER:  WESTAMERICA BANK
           1350 TREAT BOULEVARD, SUITE 250              SACTO/SOLANO CREDIT ADM.
           WALNUT CREEK, CA 94596                       2400 HILBORN ROAD
                                                        FAIRFIELD, CA 94533

GURANTOR:  BRADLEY H NICKLES
           5638 E. MONTE CRISTO
           SCOTSDALE, AZ 85254

--------------------------------------------------------------------------------


AMOUNT OF GUARANTY. THE PRINCIPAL AMOUNT OF THIS GUARANTY IS FOUR MILLION & 00/100 DOLLARS ($4,000,000.00).

CONTINUING GUARANTY. FOR GOOD AND VALUABLE CONSIDERATION, BRADLEY H. NICKELS ("GUARANTOR") ABSOLUTELY AND UNCONDITIONALLY GUARANTEES AND PROMISES TO PAY TO WESTAMERICA BANK ("LENDER") OR ITS ORDER, ON DEMAND, IN LEGAL TENDER OF THE UNITED STATES OF AMERICA, THE INDEBTEDNESS (AS THAT TERM IS DEFINED BELOW) OF TIER TECHNOLOGIES, INC. ("BORROWER") TO LENDER ON THE TERMS AND CONDITIONS SET FORTH IN THIS GUARANTY. THE OBLIGATIONS OF GUARANTOR UNDER THIS GUARANTY ARE CONTINUING.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

     BORROWER.  The word "Borrower" means TIER TECHNOLOGIES, INC..

     GUARANTOR.  The word "Guarantor" means BRADLEY H. NICKELS.

     GUARANTY. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated March 13, 1997.

     INDEBTEDNESS. The word "Indebtedness" is used in its most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations, debts, and indebtedness to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

     LENDER. The word "Lender" means WESTAMERICA BANK, its successors and assigns.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

MAXIMUM LIABILITY. THE MAXIMUM LIABILITY OF GUARANTOR UNDER THIS GUARANTY SHALL NOT EXCEED AT ANY ONE TIME THE SUM OF THE PRINCIPAL AMOUNT OF $4,000,000.00, PLUS ALL INTEREST THEREON, PLUS ALL OF LENDER'S COSTS, EXPENSES, AND ATTORNEYS' FEES INCURRED IN CONNECTION WITH OR RELATING TO (A) THE COLLECTION OF THE INDEBTEDNESS, (B) THE COLLECTION AND SALE OF ANY COLLATERAL FOR THE INDEBTEDNESS OR THIS GUARANTY, OR (C) THE ENFORCEMENT OF THIS GUARANTY.

03-13-1997                         COMMERCIAL GUARANTY
LOAN NO 704-00488                      (CONTINUED)

================================================================================

ATTORNEYS' FEES INCLUDE, WITHOUT LIMITATION, ATTORNEYS' FEES WHETHER OR NOT THERE IS A LAWSUIT, AND IF THERE IS A LAWSUIT, ANY FEES AND COSTS FOR TRIAL AND APPEALS.

The above limitation on liability is not a restriction on the amount of the Indebtedness of Borrower to Lender either in the aggregate or at any one time. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, the rights of Lender under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this Guaranty and any such other unterminated guaranties.

NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness within the limits set forth in the preceding section of this Guaranty. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the Indebtedness or any of the Indebtedness which subsequently arises or is thereafter incurred or contracted. Any married person who signs this Guaranty hereby expressly agrees that recourse under this agreement may be had against both his or her separate property and community property, whether now owned or hereafter acquired.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at the address of Lender listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. This Guaranty shall bind the estate of Guarantor as to Indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. IT IS ANTICIPATED THAT FLUCTUATIONS MAY OCCUR IN THE AGGREGATE AMOUNT OF INDEBTEDNESS COVERED BY THIS GUARANTY, AND IT IS SPECIFICALLY ACKNOWLEDGED AND AGREED BY GUARANTOR THAT REDUCTIONS IN THE AMOUNT OF INDEBTEDNESS, EVEN TO ZERO DOLLARS ($0.00), PRIOR TO WRITTEN REVOCATION OF THIS GUARANTY BY GUARANTOR SHALL NOT CONSTITUTE A TERMINATION OF THIS GUARANTY. THIS GUARANTY IS BINDING UPON GUARANTOR AND GUARANTOR'S HEIRS, SUCCESSORS AND ASSIGNS SO LONG AS ANY OF THE GUARANTEED INDEBTEDNESS REMAINS UNPAID AND EVEN THOUGH THE INDEBTEDNESS GUARANTEED MAY FROM TIME TO TIME BE ZERO DOLLARS ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. GUARANTOR AUTHORIZES LENDER, EITHER BEFORE OR AFTER ANY REVOCATION HEREOF, WITHOUT NOTICE OR DEMAND AND WITHOUT LESSENING GUARANTOR'S LIABILITY UNDER THIS GUARANTY, FROM TIME TO TIME: (A) PRIOR TO REVOCATION AS SET FORTH ABOVE, TO MAKE ONE OR MORE ADDITIONAL SECURED OR UNSECURED LOANS TO BORROWER, TO LEASE EQUIPMENT OR OTHER GOODS TO BORROWER, OR OTHERWISE TO EXTEND ADDITIONAL CREDIT TO BORROWER; (B) TO ALTER, COMPROMISE, RENEW, EXTEND, ACCELERATE, OR OTHERWISE CHANGE ONE OR MORE TIMES THE TIME FOR PAYMENT OR OTHER TERMS OF THE INDEBTEDNESS OR ANY PART OF THE INDEBTEDNESS, INCLUDING INCREASES AND DECREASES OF THE RATE OF

03-13-1997                         COMMERCIAL GUARANTY
LOAN NO 704-00488                      (CONTINUED)

================================================================================

INTEREST ON THE INDEBTEDNESS; EXTENSIONS MAY BE REPEATED AND MAY BE FOR LONGER THAN THE ORIGINAL LOAN TERM; (C) TO TAKE AND; HOLD SECURITY FOR THE PAYMENT OF THIS GUARANTY OR THE INDEBTEDNESS, AND EXCHANGE, ENFORCE, WAIVE, SUBORDINATE, FAIL OR DECIDE NOT TO PERFECT, AND RELEASE ANY SUCH SECURITY, WITH OR WITHOUT THE SUBSTITUTION OF NEW COLLATERAL; (D) TO RELEASE, SUBSTITUTE, AGREE NOT TO SUE, OR DEAL WITH ANY ONE OR MORE OF BORROWER'S SURETIES, ENDORSERS, OR OTHER GUARANTORS ON ANY TERMS OR IN ANY MANNER LENDER MAY CHOOSE; (E) TO DETERMINE HOW, WHEN AND WHAT APPLICATION OF PAYMENTS AND CREDITS SHALL BE MADE ON THE INDEBTEDNESS; (F) TO APPLY SUCH SECURITY AND DIRECT THE ORDER OR MANNER OF SALE THEREOF, INCLUDING WITHOUT LIMITATION, ANY NONJUDICIAL SALE PERMITTED BY THE TERMS OF THE CONTROLLING SECURITY AGREEMENT OR DEED OF TRUST, AS LENDER IN ITS DISCRETION MAY DETERMINE; (G) TO SELL, TRANSFER, ASSIGN, OR GRANT PARTICIPATIONS IN ALL OR ANY PART OF THE INDEBTEDNESS; AND (H) TO ASSIGN OR TRANSFER THIS GUARANTY IN WHOLE OR IN PART.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (f) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present the financial condition of Guarantor as of the dates the financial information is provided; (g) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (h) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened;
(i) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (j) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender to (a) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (b) proceed against any person, including Borrower, before proceeding against Guarantor; (c) proceed against any collateral for the Indebtedness, including Borrower's collateral, before proceeding against Guarantor; (d) apply any payments or proceeds received against the Indebtedness in any order; (e) give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (f) disclose any information about the Indebtedness, the Borrower, the collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (g) pursue any remedy or course of action in Lender's power whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (h) any disability or other defense of Borrower, any other guarantor or surety or any other person; (i) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (j) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor and Lender; (k) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (l) any statute of limitations in any action under this Guaranty or on the Indebtedness; or (m) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal,

03-13-1997                         COMMERCIAL GUARANTY
LOAN NO 704-00488                      (CONTINUED)

================================================================================

extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate, and including any such modification or change in terms after revocation of this Guaranty on Indebtedness incurred prior to such revocation.

Guarantor waives all rights and any defenses arising out of an election of remedies by Lender even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

Guarantor waives all rights and defenses that Guarantor may have because Borrower's obligation is secured by real property. This means among other things: (1) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower. (2) If Lender forecloses on any real property collateral pledged by Borrower: (A) The amount of Borrower's obligation may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (B) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional waiver of any rights and defenses Guarantor may have because Borrower's obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

Guarantor understands and agrees that the foregoing waivers are waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Until all Indebtedness is paid in full, Guarantor waives any right to enforce any remedy Lender may have against Borrower or any other guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

If now or hereafter (a) Borrower shall be or become insolvent, and (b) the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor' of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so

03-13-1997                         COMMERCIAL GUARANTY
LOAN NO 704-00488                      (CONTINUED)

================================================================================

requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

     INTEGRATION, AMENDMENT. Guarantor warrants, represents and agrees that this Guaranty, together with any exhibits or schedules incorporated herein, fully incorporates the agreements and understandings of Guarantor with Lender with respect to the subject matter hereof and all prior negotiations, drafts, and other extrinsic communications between Guarantor and Lender shall have no evidentiary effect whatsoever. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph. No alteration or amendment to this Guaranty shall be effective unless given in writing and signed by the parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Guaranty has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of MARIN County, State of California. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other. This Guaranty shall be governed by and construed in accordance with the laws of the State of California.

     ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

     NOTICES. All notices required to be given by either party to the other under this Guaranty shall be in writing, may be sent by telefacsimile, and, except for revocation notices by Guarantor, shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. All revocation notices by Guarantor shall be in writing and shall be effective only upon delivery to Lender as provided above in the section titled "DURATION OF GUARANTY." If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

     INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes

03-13-1997                         COMMERCIAL GUARANTY
LOAN NO 704-00488                      (CONTINUED)

================================================================================

     only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

     WAIVER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED MARCH 13,1997.

GUARANTOR:

X_______________________________
  BRADLEY H. NICKELS


================================================================================
LASER PRO, Reg. U.S. Pat. &T.M. Off., Ver. 3.23(c) 1997 CFI ProServices, Inc. All rights reserved. [CA-E20 70400488.LN C2.OVL]

                                         COMMERCIAL GUARANTY
---------------------------------------------------------------------------------------------------
   PRINCIPAL     LOAN DATE    MATURITY    LOAN NO   CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
---------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:  TIER TECHNOLOGIES, INC.             LENDER:  WESTAMERICA BANK
           1350 TREAT BOULEVARD, SUITE 250              SACTO/SOLANO CREDIT ADM.
           WALNUT CREEK, CA 94596                       2400 HILBORN ROAD
                                                        FAIRFIELD, CA 94533


GURANTOR:  BRYAN D. McCAUL
           2724 LAVENDER DRIVE
           WALNUT CREEK, CA 94596

================================================================================

AMOUNT OF GUARANTY. THE PRINCIPAL AMOUNT OF THIS GUARANTY IS FOUR MILLION & 00/100 DOLLARS ($4,000,000.00).

CONTINUING GUARANTY. FOR GOOD AND VALUABLE CONSIDERATION, BRYAN D. MCCAUL ("GUARANTOR") ABSOLUTELY AND UNCONDITIONALLY GUARANTEES AND PROMISES TO PAY TO WESTAMERICA BANK ("LENDER") OR ITS ORDER, ON DEMAND, IN LEGAL TENDER OF THE UNITED STATES OF AMERICA, THE INDEBTEDNESS (AS THAT TERM IS DEFINED BELOW) OF TIER TECHNOLOGIES, INC. ("BORROWER") TO LENDER ON THE TERMS AND CONDITIONS SET FORTH IN THIS GUARANTY. THE OBLIGATIONS OF GUARANTOR UNDER THIS GUARANTY ARE CONTINUING.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

     BORROWER.  The word "Borrower" means TIER TECHNOLOGIES, INC..

     GUARANTOR.  The word "Guarantor" means BRYAN D. McCAUL.

     GUARANTY. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated March 13, 1997.

     INDEBTEDNESS. The word "Indebtedness" is used in its most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations, debts, and indebtedness to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

     LENDER. The word "Lender" means WESTAMERICA BANK, its successors and assigns.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

MAXIMUM LIABILITY. THE MAXIMUM LIABILITY OF GUARANTOR UNDER THIS GUARANTY SHALL NOT EXCEED AT ANY ONE TIME THE SUM OF THE PRINCIPAL AMOUNT OF $4,000,000.00, PLUS ALL INTEREST THEREON, PLUS ALL OF LENDER'S COSTS, EXPENSES, AND ATTORNEYS' FEES INCURRED IN CONNECTION WITH OR RELATING TO (A) THE COLLECTION OF THE INDEBTEDNESS, (B) THE COLLECTION AND SALE OF ANY COLLATERAL FOR THE INDEBTEDNESS OR THIS GUARANTY, OR (C) THE ENFORCEMENT OF THIS GUARANTY.

03-13-1997                         COMMERCIAL GUARANTY
LOAN NO 704-00488                      (CONTINUED)

================================================================================

ATTORNEYS' FEES INCLUDE, WITHOUT LIMITATION, ATTORNEYS' FEES WHETHER OR NOT THERE IS A LAWSUIT, AND IF THERE IS A LAWSUIT, ANY FEES AND COSTS FOR TRIAL AND APPEALS.

The above limitation on liability is not a restriction on the amount of the Indebtedness of Borrower to Lender either in the aggregate or at any one time. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, the rights of Lender under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this Guaranty and any such other unterminated guaranties.

NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness within the limits set forth in the preceding section of this Guaranty. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the Indebtedness or any of the Indebtedness which subsequently arises or is thereafter incurred or contracted. Any married person who signs this Guaranty hereby expressly agrees that recourse may be had against both his or her separate property and community property.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at the address of Lender listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. This Guaranty shall bind the estate of Guarantor as to Indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. IT IS ANTICIPATED THAT FLUCTUATIONS MAY OCCUR IN THE AGGREGATE AMOUNT OF INDEBTEDNESS COVERED BY THIS GUARANTY, AND IT IS SPECIFICALLY ACKNOWLEDGED AND AGREED BY GUARANTOR THAT REDUCTIONS IN THE AMOUNT OF INDEBTEDNESS, EVEN TO ZERO DOLLARS ($0.00), PRIOR TO WRITTEN REVOCATION OF THIS GUARANTY BY GUARANTOR SHALL NOT CONSTITUTE A TERMINATION OF THIS GUARANTY. THIS GUARANTY IS BINDING UPON GUARANTOR AND GUARANTOR'S HEIRS, SUCCESSORS AND ASSIGNS SO LONG AS ANY OF THE GUARANTEED INDEBTEDNESS REMAINS UNPAID AND EVEN THOUGH THE INDEBTEDNESS GUARANTEED MAY FROM TIME TO TIME BE ZERO DOLLARS ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, WITHOUT NOTICE OR DEMAND AND WITHOUT LESSENING GUARANTOR'S LIABILITY UNDER THIS GUARANTY, FROM TIME TO TIME: (A) PRIOR TO REVOCATION AS SET FORTH ABOVE, TO MAKE ONE OR MORE ADDITIONAL SECURED OR UNSECURED LOANS TO BORROWER, TO LEASE EQUIPMENT OR OTHER GOODS TO BORROWER, OR OTHERWISE TO EXTEND ADDITIONAL CREDIT TO BORROWER; (B) TO ALTER, COMPROMISE, RENEW, EXTEND, ACCELERATE, OR OTHERWISE CHANGE ONE OR MORE TIMES THE TIME FOR PAYMENT OR OTHER TERMS OF THE INDEBTEDNESS OR ANY PART OF THE INDEBTEDNESS, INCLUDING INCREASES AND DECREASES OF THE RATE OF

03-13-1997                         COMMERCIAL GUARANTY
LOAN NO 704-00488                      (CONTINUED)

================================================================================

INTEREST ON THE INDEBTEDNESS; EXTENSIONS MAY BE REPEATED AND MAY BE FOR LONGER THAN THE ORIGINAL LOAN TERM; (C) TO TAKE AND HOLD SECURITY FOR THE PAYMENT OF THIS GUARANTY OR THE INDEBTEDNESS, AND EXCHANGE, ENFORCE, WAIVE, SUBORDINATE, FAIL OR DECIDE NOT TO PERFECT, AND RELEASE ANY SUCH SECURITY, WITH OR WITHOUT THE SUBSTITUTION OF NEW COLLATERAL; (D) TO RELEASE, SUBSTITUTE, AGREE NOT TO SUE, OR DEAL WITH ANY ONE OR MORE OF BORROWER'S SURETIES, ENDORSERS, OR OTHER GUARANTORS ON ANY TERMS OR IN ANY MANNER LENDER MAY CHOOSE; (E) TO DETERMINE HOW, WHEN AND WHAT APPLICATION OF PAYMENTS AND CREDITS SHALL BE MADE ON THE INDEBTEDNESS; (F) TO APPLY SUCH SECURITY AND DIRECT THE ORDER OR MANNER OF SALE THEREOF, INCLUDING WITHOUT LIMITATION, ANY NONJUDICIAL SALE PERMITTED BY THE TERMS OF THE CONTROLLING SECURITY AGREEMENT OR DEED OF TRUST AS LENDER IN ITS DISCRETION MAY DETERMINE; (G) TO SELL, TRANSFER, ASSIGN, OR GRANT PARTICIPATIONS IN ALL OR ANY PART OF THE INDEBTEDNESS; AND (H) TO ASSIGN OR TRANSFER THIS GUARANTY IN WHOLE OR IN PART.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (f) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present the financial condition of Guarantor as of the dates the financial information is provided; (g) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (h) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened;
(i) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (j) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender to (a) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (b) proceed against any person, including Borrower, before proceeding against Guarantor; (c) proceed against any collateral for the Indebtedness, including Borrower's collateral, before proceeding against Guarantor; (d) apply any payments or proceeds received against the Indebtedness in any order; (e) give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (f) disclose any information about the Indebtedness, the Borrower, the collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (g) pursue any remedy or course of action in Lender's power whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (h) any disability or other defense of Borrower, any other guarantor or surety or any other person; (i) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (j) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor and Lender; (k) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (l) any statute of limitations in any action under this Guaranty or on the Indebtedness; or (m) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal,

03-13-1997                         COMMERCIAL GUARANTY
LOAN NO 704-00488                      (CONTINUED)

================================================================================

extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate, and including any such modification or change in terms after revocation of this Guaranty on Indebtedness incurred prior to such revocation.

Guarantor waives all rights and any defenses arising out of an election of remedies by Lender even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

Guarantor waives all rights and defenses that Guarantor may have because Borrower's obligation is secured by real property. This means among other things: (1) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower. (2) If Lender forecloses on any real property collateral pledged by Borrower: (A) The amount of Borrower's obligation may be reduced only by the price for which the collateral is sold at the foreclosure sale, even it the collateral is worth more than the sale price. (B) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional waiver of any rights and defenses Guarantor may have because Borrower's obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

Guarantor understands and agrees that the foregoing waivers are waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Until all Indebtedness is paid in full, Guarantor waives any right to enforce any remedy Lender may have against Borrower or any other guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

If now or hereafter (a) Borrower shall be or become insolvent, and (b) the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be

03-13-1997                         COMMERCIAL GUARANTY
LOAN NO 704-00488                      (CONTINUED)

================================================================================

effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

     INTEGRATION, AMENDMENT. Guarantor warrants, represents and agrees that this Guaranty, together with any exhibits or schedules incorporated herein, fully incorporates the agreements and understandings of Guarantor with Lender with respect to the subject matter hereof and all prior negotiations, drafts, and other extrinsic communications between Guarantor and Lender shall have no evidentiary effect whatsoever. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph. No alteration or amendment to this Guaranty shall be effective unless given in writing and signed by the parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Guaranty has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of MARIN County, State of California. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other. This Guaranty shall be governed by and construed in accordance with the laws of the State of California.

     ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

     NOTICES. All notices required to be given by either party to the other under this Guaranty shall be in writing, may be sent by telefacsimile, and, except for revocation notices by Guarantor, shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. All revocation notices by Guarantor shall be in writing and shall be effective only upon delivery to Lender as provided above in the section titled "DURATION OF GUARANTY." If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

     INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors,

03-13-1997                         COMMERCIAL GUARANTY
LOAN NO 704-00488                      (CONTINUED)

================================================================================

     assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

     WAIVER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED MARCH 13,1997.

GUARANTOR:


X______________________________
  BRYAN D. MCCAUL


================================================================================
LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.23 (c) 1997 CFI ProServices, Inc. All rights reserved. [CA-E20 7040048.LN C2.OVL]

                                       COMMERCIAL GUARANTY
---------------------------------------------------------------------------------------------------
   PRINCIPAL     LOAN DATE    MATURITY    LOAN NO   CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
---------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:  TIER TECHNOLOGIES, INC.             LENDER:  WESTAMERICA BANK
           1350 TREAT BOULEVARD, SUITE 250              SACTO/SOLANO CREDIT ADM.
           WALNUT CREEK, CA 94596                       2400 HILBORN ROAD
                                                        FAIRFIELD, CA 94533


GUARANTOR:  JAMES L. BILDNER
            1350 TREAT BOULEVARD, SUITE 250
            WALNUT CREEK, CA 94596

================================================================================

AMOUNT OF GUARANTY. THE PRINCIPAL AMOUNT OF THIS GUARANTY IS FOUR MILLION & 00/100 DOLLARS ($4,000,000.00).

CONTINUING GUARANTY. FOR GOOD AND VALUABLE CONSIDERATION, JAMES L. BILDNER ("GUARANTOR") ABSOLUTELY AND UNCONDITIONALLY GUARANTEES AND PROMISES TO PAY TO WESTAMERICA BANK ("LENDER") OR ITS ORDER, ON DEMAND, IN LEGAL TENDER OF THE UNITED STATES OF AMERICA, THE INDEBTEDNESS (AS THAT TERM IS DEFINED BELOW) OF TIER TECHNOLOGIES, INC. ("BORROWER") TO LENDER ON THE TERMS AND CONDITIONS SET FORTH IN THIS GUARANTY. THE OBLIGATIONS OF GUARANTOR UNDER THIS GUARANTY ARE CONTINUING.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

     BORROWER.  The word "Borrower" means TIER TECHNOLOGIES, INC..

     GUARANTOR.  The word "Guarantor" means JAMES L. BILDNER.

     GUARANTY. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated March 13, 1997.

     INDEBTEDNESS. The word "Indebtedness" is used in its most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations, debts, and indebtedness to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

     LENDER. The word "Lender" means WESTAMERICA BANK, its successors and assigns.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

MAXIMUM LIABILITY. THE MAXIMUM LIABILITY OF GUARANTOR UNDER THIS GUARANTY SHALL NOT EXCEED AT ANY ONE TIME THE SUM OF THE PRINCIPAL AMOUNT OF $4,000,000.00, PLUS ALL INTEREST THEREON, PLUS ALL OF LENDER'S COSTS, EXPENSES, AND ATTORNEYS' FEES INCURRED IN CONNECTION WITH OR RELATING TO (A) THE COLLECTION OF THE INDEBTEDNESS, (B) THE COLLECTION AND SALE OF ANY COLLATERAL FOR THE INDEBTEDNESS OR THIS GUARANTY, OR (C) THE ENFORCEMENT OF THIS GUARANTY.

03-13-1997                         COMMERCIAL GUARANTY
LOAN NO 704-00488                      (CONTINUED)

================================================================================

ATTORNEYS' FEES INCLUDE, WITHOUT LIMITATION, ATTORNEYS' FEES WHETHER OR NOT THERE IS A LAWSUIT, AND IF THERE IS A LAWSUIT, ANY FEES AND COSTS FOR TRIAL AND APPEALS.

The above limitation on liability is not a restriction on the amount of the Indebtedness of Borrower to Lender either in the aggregate or at any one time. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, the rights of Lender under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this Guaranty and any such other unterminated guaranties.

NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness within the limits set forth in the preceding section of this Guaranty. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the Indebtedness or any of the Indebtedness which subsequently arises or is thereafter incurred or contracted. Any married person who signs this Guaranty hereby expressly agrees that recourse may be had against both his or her separate property and community property.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at the address of Lender listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. This Guaranty shall bind the estate of Guarantor as to Indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty, A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. IT IS ANTICIPATED THAT FLUCTUATIONS MAY OCCUR IN THE AGGREGATE AMOUNT OF INDEBTEDNESS COVERED BY THIS GUARANTY, AND IT IS SPECIFICALLY ACKNOWLEDGED AND AGREED BY GUARANTOR THAT REDUCTIONS IN THE AMOUNT OF INDEBTEDNESS, EVEN TO ZERO DOLLARS ($0.00), PRIOR TO WRITTEN REVOCATION OF THIS GUARANTY BY GUARANTOR SHALL NOT CONSTITUTE A TERMINATION OF THIS GUARANTY. THIS GUARANTY IS BINDING UPON GUARANTOR AND GUARANTOR'S HEIRS, SUCCESSORS AND ASSIGNS SO LONG AS ANY OF THE GUARANTEED INDEBTEDNESS REMAINS UNPAID AND EVEN THOUGH THE INDEBTEDNESS GUARANTEED MAY FROM TIME TO TIME BE ZERO DOLLARS ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, WITHOUT NOTICE OR DEMAND AND WITHOUT LESSENING GUARANTOR'S LIABILITY UNDER THIS GUARANTY, FROM TIME TO TIME: (A) PRIOR TO REVOCATION AS SET FORTH ABOVE, TO MAKE ONE OR MORE ADDITIONAL SECURED OR UNSECURED LOANS TO BORROWER, TO LEASE EQUIPMENT OR OTHER GOODS TO BORROWER, OR OTHERWISE TO EXTEND ADDITIONAL CREDIT TO BORROWER; (B) TO ALTER, COMPROMISE, RENEW, EXTEND, ACCELERATE, OR OTHERWISE CHANGE ONE OR MORE TIMES THE TIME FOR PAYMENT OR OTHER TERMS OF THE INDEBTEDNESS OR ANY PART OF THE INDEBTEDNESS, INCLUDING INCREASES AND DECREASES OF THE RATE OF

03-13-1997                         COMMERCIAL GUARANTY
LOAN NO 704-00488                      (CONTINUED)

================================================================================

INTEREST ON THE INDEBTEDNESS; EXTENSIONS MAY BE REPEATED AND MAY BE FOR LONGER THAN THE ORIGINAL LOAN TERM; (C) TO TAKE AND HOLD SECURITY FOR THE PAYMENT OF THIS GUARANTY OR THE INDEBTEDNESS, AND EXCHANGE, ENFORCE, WAIVE, SUBORDINATE, FALL OR DECIDE NOT TO PERFECT, AND RELEASE ANY SUCH SECURITY, WITH OR WITHOUT THE SUBSTITUTION OF NEW COLLATERAL; (D) TO RELEASE, SUBSTITUTE, AGREE NOT TO SUE, OR DEAL WITH ANY ONE OR MORE OF BORROWER'S SURETIES, ENDORSERS, OR OTHER GUARANTORS ON ANY TERMS OR IN ANY MANNER LENDER MAY CHOOSE; (E) TO DETERMINE HOW, WHEN AND WHAT APPLICATION OF PAYMENTS AND CREDITS SHALL BE MADE ON THE INDEBTEDNESS; (F) TO APPLY SUCH SECURITY AND DIRECT THE ORDER OR MANNER OF SALE THEREOF, INCLUDING WITHOUT LIMITATION, ANY NONJUDICIAL SALE PERMITTED BY THE TERMS OF THE CONTROLLING SECURITY AGREEMENT OR DEED OF TRUST, AS LENDER IN ITS DISCRETION MAY DETERMINE; (G) TO SELL, TRANSFER, ASSIGN, OR GRANT PARTICIPATIONS IN ALL OR ANY PART OF THE INDEBTEDNESS; AND (H) TO ASSIGN OR TRANSFER THIS GUARANTY IN WHOLE OR IN PART.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (f) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present the financial condition of Guarantor as of the dates the financial information is provided; (g) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (h) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened;
(i) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (j) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender to (a) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (b) proceed against any person, including Borrower, before proceeding against Guarantor; (c) proceed against any collateral for the Indebtedness, including Borrower's collateral, before proceeding against Guarantor; (d) apply any payments or proceeds received against the Indebtedness in any order; (e) give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (f) disclose any information about the Indebtedness, the Borrower, the collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (g) pursue any remedy or course of action in Lender's power whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (h) any disability or other defense of Borrower, any other guarantor or surety or any other person; (i) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (j) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor and Lender; (k) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (l) any statute of limitations in any action under this Guaranty or on the Indebtedness; or (m) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal,

03-13-1997                      COMMERCIAL GUARANTY
LOAN NO 704-00488                   (CONTINUED)

================================================================================

extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate, and including any such modification or change in terms after revocation of this Guaranty on Indebtedness incurred prior to such revocation.

Guarantor waives all rights and any defenses arising out of an election of remedies by Lender even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

Guarantor waives all rights and defenses that Guarantor may have because Borrower's obligation is secured by real property. This means among other things: (1) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower. (2) If Lender forecloses on any real property collateral pledged by Borrower: (A) The amount of Borrower's obligation may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (B) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional waiver of any rights and defenses Guarantor may have because Borrower's obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

Guarantor understands and agrees that the foregoing waivers are waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Until all Indebtedness is paid in full, Guarantor waives any right to enforce any remedy Lender may have against Borrower or any other guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

If now or hereafter (a) Borrower shall be or become insolvent, and (b) the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to

03-13-1997                      COMMERCIAL GUARANTY
LOAN NO 704-00488                   (CONTINUED)

================================================================================

Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

   INTEGRATION, AMENDMENT. Guarantor warrants, represents and agrees that this Guaranty, together with any exhibits or schedules incorporated herein, fully incorporates the agreements and understandings of Guarantor with Lender with respect to the subject matter hereof and all prior negotiations, drafts, and other extrinsic communications between Guarantor and Lender shall have no evidentiary effect whatsoever. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnities and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph. No alteration or amendment to this Guaranty shall be effective unless given in writing and signed by the parties sought to be charged or bound by the alteration or amendment.

   APPLICABLE LAW. This Guaranty has been delivered to Lender and accepted by Lender in the State of California. It there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of MARIN County, State of California. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other. This Guaranty shall be governed by and construed in accordance with the laws of the State of California.

   ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

   NOTICES. All notices required to be given by either party to the other under this Guaranty shall be in writing, may be sent by telefacsimile, and, except for revocation notices by Guarantor, shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. All revocation notices by Guarantor shall be in writing and shall be effective only upon delivery to Lender as provided above in the section titled "DURATION OF GUARANTY." If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

   INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower' and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent

03-13-1997                      COMMERCIAL GUARANTY
LOAN NO 704-00488                   (CONTINUED)

================================================================================

   jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

   WAIVER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED MARCH 13,1997.

GUARANTOR:

X_______________________________
JAMES L. BILDNER

================================================================================
LASER PRO, Reg. U.S. Pat. &T. M. Off., Ver. 3.23 (c) 1997 CFI ProServices, Inc. AlI rights reserved. [CA-E20 70400488.LN C2.OVL]

                              COMMERCIAL GUARANTY

------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL       LOAN DATE       MATURITY      LOAN NO     CALL      COLLATERAL       ACCOUNT        OFFICER       INITIALS
------------------------------------------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
BORROWER:   TIER TECHNOLOGIES, INC.            LENDER:  WESTAMERICA BANK
            1350 TREAT BOULEVARD, SUITE 250             SACTO/SOLANO CREDIT ADM.
            WALNUT CREEK, CA 94596                      2400 HILBORN ROAD
                                                        FAIRFIELD, CA 94533

GUARANTOR:  WILLIAM G. BARTON
            5248 BOULDER COURT
            CONCORD, CA 94521

================================================================================

AMOUNT OF GUARANTY. THE PRINCIPAL AMOUNT OF THIS GUARANTY IS FOUR MILLION & 00/100 DOLLARS ($4,000,000.00).

CONTINUING GUARANTY. FOR GOOD AND VALUABLE CONSIDERATION, WILLIAM G. BARTON ("GUARANTOR") ABSOLUTELY AND UNCONDITIONALLY GUARANTEES AND PROMISES TO PAY TO WESTAMERICA BANK ("LENDER") OR ITS ORDER, ON DEMAND, IN LEGAL TENDER OF THE UNITED STATES OF AMERICA, THE INDEBTEDNESS (AS THAT TERM IS DEFINED BELOW) OF TIER TECHNOLOGIES, INC. ("BORROWER") TO LENDER ON THE TERMS AND CONDITIONS SET FORTH IN THIS GUARANTY. THE OBLIGATIONS OF GUARANTOR UNDER THIS GUARANTY ARE CONTINUING.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

   BORROWER.  The word "Borrower" means TIER TECHNOLOGIES, INC..

   GUARANTOR.  The word "Guarantor" means WILLIAM G. BARTON.

   GUARANTY. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated March 13, 1997.

   INDEBTEDNESS. The word "Indebtedness" is used in its most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations, debts, and indebtedness to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

   LENDER. The word "Lender" means WESTAMERICA BANK, its successors and assigns.

   RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust. and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

MAXIMUM LIABILITY. THE MAXIMUM LIABILITY OF GUARANTOR UNDER THIS GUARANTY SHALL NOT EXCEED AT ANY ONE TIME THE SUM OF THE PRINCIPAL AMOUNT OF $4,000,000.00, PLUS ALL INTEREST THEREON, PLUS ALL OF LENDER'S COSTS, EXPENSES, AND ATTORNEYS' FEES INCURRED IN CONNECTION WITH OR RELATING TO (A) THE COLLECTION OF THE INDEBTEDNESS, (B) THE COLLECTION AND SALE OF ANY COLLATERAL FOR THE INDEBTEDNESS OR THIS GUARANTY, OR (C) THE ENFORCEMENT OF THIS GUARANTY. ATTORNEYS' FEES INCLUDE, WITHOUT LIMITATION, ATTORNEYS' FEES WHETHER OR NOT THERE IS A LAWSUIT, AND IF THERE IS A LAWSUIT, ANY FEES AND COSTS FOR TRIAL AND APPEALS.

03-13-1997                      COMMERCIAL GUARANTY
LOAN NO 704-00488                   (CONTINUED)

================================================================================

The above limitation on liability is not a restriction on the amount of the Indebtedness of Borrower to Lender either in the aggregate or at any one time. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, the rights of Lender under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this Guaranty and any such other unterminated guaranties.

NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness within the limits set forth in the preceding section of this Guaranty. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the Indebtedness or any of the Indebtedness which subsequently arises or is thereafter incurred or contracted. Any married person who signs this Guaranty hereby expressly agrees that recourse may be had against both his or her separate property and community property.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at the address of Lender listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. This Guaranty shall bind the estate of Guarantor as to Indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. IT IS ANTICIPATED THAT FLUCTUATIONS MAY OCCUR IN THE AGGREGATE AMOUNT OF INDEBTEDNESS COVERED BY THIS GUARANTY, AND IT IS SPECIFICALLY ACKNOWLEDGED AND AGREED BY GUARANTOR THAT REDUCTIONS IN THE AMOUNT OF INDEBTEDNESS, EVEN TO ZERO DOLLARS ($0.00), PRIOR TO WRITTEN REVOCATION OF THIS GUARANTY BY GUARANTOR SHALL NOT CONSTITUTE A TERMINATION OF THIS GUARANTY. THIS GUARANTY IS BINDING UPON GUARANTOR AND GUARANTOR'S HEIRS, SUCCESSORS AND ASSIGNS SO LONG AS ANY OF THE GUARANTEED INDEBTEDNESS REMAINS UNPAID AND EVEN THOUGH THE INDEBTEDNESS GUARANTEED MAY FROM TIME TO TIME BE ZERO DOLLARS ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, WITHOUT NOTICE OR DEMAND AND WITHOUT LESSENING GUARANTOR'S LIABILITY UNDER THIS GUARANTY, FROM TIME TO TIME: (A) PRIOR TO REVOCATION AS SET FORTH ABOVE, TO MAKE ONE OR MORE ADDITIONAL SECURED OR UNSECURED LOANS TO BORROWER, TO LEASE EQUIPMENT OR OTHER GOODS TO BORROWER, OR OTHERWISE TO EXTEND ADDITIONAL CREDIT TO BORROWER; (B) TO ALTER, COMPROMISE, RENEW, EXTEND, ACCELERATE, OR OTHERWISE CHANGE ONE OR MORE TIMES THE TIME FOR PAYMENT OR OTHER TERMS OF THE INDEBTEDNESS OR ANY PART OF THE INDEBTEDNESS, INCLUDING INCREASES AND DECREASES OF THE RATE OF INTEREST ON THE INDEBTEDNESS; EXTENSIONS MAY BE REPEATED AND MAY BE FOR LONGER THAN THE ORIGINAL LOAN TERM;
(C) TO TAKE AND HOLD SECURITY FOR THE PAYMENT OF THIS GUARANTY OR THE INDEBTEDNESS, AND EXCHANGE, ENFORCE, WAIVE,

03-13-1997                      COMMERCIAL GUARANTY
LOAN NO 704-00488                   (CONTINUED)

================================================================================

SUBORDINATE, FALL OR DECIDE NOT TO PERFECT, AND RELEASE ANY SUCH SECURITY, WITH OR WITHOUT THE SUBSTITUTION OF NEW COLLATERAL; (D) TO RELEASE, SUBSTITUTE, AGREE NOT TO SUE, OR DEAL WITH ANY ONE OR MORE OF BORROWER'S SURETIES, ENDORSERS, OR OTHER GUARANTORS ON ANY TERMS OR IN ANY MANNER LENDER MAY CHOOSE; (E) TO DETERMINE HOW, WHEN AND WHAT APPLICATION OF PAYMENTS AND CREDITS SHALL BE MADE ON THE INDEBTEDNESS; (F) TO APPLY SUCH SECURITY AND DIRECT THE ORDER OR MANNER OF SALE THEREOF, INCLUDING WITHOUT LIMITATION, ANY NONJUDICIAL SALE PERMITTED BY THE TERMS OF THE CONTROLLING SECURITY AGREEMENT OR DEED OF TRUST, AS LENDER IN ITS DISCRETION MAY DETERMINE; (G) TO SELL, TRANSFER, ASSIGN, OR GRANT PARTICIPATIONS IN ALL OR ANY PART OF THE INDEBTEDNESS; AND (H) TO ASSIGN OR TRANSFER THIS GUARANTY IN WHOLE OR IN PART.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (f) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present the financial condition of Guarantor as of the dates the financial information is provided; (g) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (h) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened;
(i) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (j) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower,

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender to (a) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (b) proceed against any person, including Borrower, before proceeding against Guarantor; (c) proceed against any collateral for the Indebtedness, including Borrower's collateral, before proceeding against Guarantor; (d) apply any payments or proceeds received against the Indebtedness in any order; (e) give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (f) disclose any information about the Indebtedness, the Borrower, the collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (g) pursue any remedy or course of action in Lender's power whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (h) any disability or other defense of Borrower, any other guarantor or surety or any other person; (i) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (j) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor and Lender; (k) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (l) any statute of limitations in any action under this Guaranty or on the Indebtedness; or (m) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the

03-13-1997                      COMMERCIAL GUARANTY
LOAN NO 704-00488                   (CONTINUED)

================================================================================

interest rate, and including any such modification or change in terms after revocation of this Guaranty on Indebtedness incurred prior to such revocation.

Guarantor waives all rights and any defenses arising out of an election of remedies by Lender even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

Guarantor waives all rights and defenses that Guarantor may have because Borrower's obligation is secured by real property. This means among other things: (1) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower. (2) If Lender forecloses on any real property collateral pledged by Borrower: (A) The amount of Borrower's obligation may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (B) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional waiver of any rights and defenses Guarantor may have because Borrower's obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

Guarantor understands and agrees that the foregoing waivers are waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Until all Indebtedness is paid in full, Guarantor waives any right to enforce any remedy Lender may have against Borrower or any other guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

If now or hereafter (a) Borrower shall be or become insolvent, and (b) the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to

03-13-1997                      COMMERCIAL GUARANTY
LOAN NO 704-00488                   (CONTINUED)

================================================================================

Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

   INTEGRATION, AMENDMENT. Guarantor warrants, represents and agrees that this Guaranty, together with any exhibits or schedules incorporated herein, fully incorporates the agreements and understandings of Guarantor with Lender with respect to the subject matter hereof and all prior negotiations, drafts, and other extrinsic communications between Guarantor and Lender shall have no evidentiary effect whatsoever. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph. No alteration or amendment to this Guaranty shall be effective unless given in writing and signed by the parties sought to be charged or bound by the alteration or amendment.

   APPLICABLE LAW. This Guaranty has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of MARIN County, State of California. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other. This Guaranty shall be governed by and construed in accordance with the laws of the State of California.

   ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

   NOTICES. All notices required to be given by either party to the other under this Guaranty shall be in writing, may be sent by telefacsimile, and, except for revocation notices by Guarantor, shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. All revocation notices by Guarantor shall be in writing and shall be effective only upon delivery to Lender as provided above in the section titled "DURATION OF GUARANTY." If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

   INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent

03-13-1997                      COMMERCIAL GUARANTY
LOAN NO 704-00488                   (CONTINUED)

================================================================================

   jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act, on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

   WAIVER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED MARCH 13,1997.

GUARANTOR:

X_____________________________
WILLIAM G. BARTON

================================================================================
LASER PRO, Reg. U.S. Pat. &T.M. Off., Ver. 3.23 (c) 1997 CFI ProServices, Inc. All rights reserved. [CA-E20 70400488.LN C2.OVL]

                         COMMERCIAL SECURITY AGREEMENT

------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL       LOAN DATE       MATURITY      LOAN NO     CALL      COLLATERAL       ACCOUNT        OFFICER       INITIALS
  $2,250,000      03-13-1997      05-31-1998    704-00488
------------------------------------------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
BORROWER:   TIER TECHNOLOGIES, INC.            LENDER:  WESTAMERICA BANK
            1350 TREAT BOULEVARD, SUITE 250             SACTO/SOLANO CREDIT ADM.
            WALNUT CREEK, CA 94596                      2400 HILBORN ROAD
                                                        FAIRFIELD, CA 94533

================================================================================

THIS COMMERCIAL SECURITY AGREEMENT IS ENTERED INTO BETWEEN TIER TECHNOLOGIES, INC. (REFERRED TO BELOW AS "GRANTOR"); AND WESTAMERICA BANK (REFERRED TO BELOW AS "LENDER"). FOR VALUABLE CONSIDERATION, GRANTOR GRANTS TO LENDER A SECURITY INTEREST IN THE COLLATERAL TO SECURE THE INDEBTEDNESS AND AGREES THAT LENDER SHALL HAVE THE RIGHTS STATED IN THIS AGREEMENT WITH RESPECT TO THE COLLATERAL, IN ADDITION TO ALL OTHER RIGHTS WHICH LENDER MAY HAVE BY LAW.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

     COLLATERAL. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

     ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, EQUIPMENT AND GENERAL INTANGIBLES

     In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

          (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.

          (b) All products and produce of any of the property described in this Collateral section.

          (c) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

          (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section,

          (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

     EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

     GRANTOR. The word "Grantor" means TIER TECHNOLOGIES, INC., its successors and assigns

     GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

03-13-1997                 COMMERCIAL SECURITY AGREEMENT
LOAN NO 704-00488                   (CONTINUED)

================================================================================

     INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

     LENDER. The word "Lender" means WESTAMERICA BANK, its successors and assigns.

     NOTE. The word "Note" means the note or credit agreement dated March 13, 1997, in the principal amount of $2,250,000.00 from TIER TECHNOLOGIES, INC, to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

OBLIGATIONS OF GRANTOR.  Grantor warrants and covenants to Lender as follows:

  PERFECTION OF SECURITY INTEREST. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement.
  Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. THIS IS A CONTINUING SECURITY AGREEMENT AND WILL CONTINUE IN EFFECT EVEN THOUGH ALL OR ANY PART OF THE INDEBTEDNESS IS PAID IN FULL AND EVEN THOUGH FOR A PERIOD OF TIME GRANTOR MAY NOT BE INDEBTED TO LENDER.

  NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

  ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor;

03-13-1997                 COMMERCIAL SECURITY AGREEMENT
LOAN NO 704-00488                   (CONTINUED)

================================================================================

  there shall be no setoffs or counterclaims against any such account; and no agreement under which any deductions or discounts may be claimed shall have been made with the account debtor except those disclosed to Lender in writing.

  LOCATION OF THE COLLATERAL. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

  REMOVAL OF COLLATERAL. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of California, without the prior written consent of Lender.

  TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral.
  While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

  TITLE. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

  COLLATERAL SCHEDULES AND LOCATIONS. As often as Lender shall require, and insofar as the Collateral consists of accounts and general intangibles, Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts and general intangibles. Insofar as the Collateral consists of inventory and equipment, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

  MAINTENANCE AND INSPECTION OF COLLATERAL. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

03-13-1997                 COMMERCIAL SECURITY AGREEMENT
LOAN NO 704-00488                   (CONTINUED)

================================================================================

  TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

  COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

  HAZARDOUS SUBSTANCES. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C.
  Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

  MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages

  PREFERENCE PAYMENTS. Any monies Lender pays because of an asserted preference claim in Borrower's bankruptcy will become a part of the Indebtedness and, at Lender's option, shall be payable by Borrower as provided above in the "EXPENDITURES BY LENDER" paragraph.

  SEVERABLLITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision

03-13-1997                  COMMERCIAL SECURITY AGREEMENT
LOAN NO 704-00488                   (CONTINUED)

================================================================================

  cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

  SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

  WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withhold in the sole discretion of Lender.

  WAIVER OF CO-OBLIGOR'S RIGHTS. If more than one person is obligated for the Indebtedness, Borrower irrevocably waives, disclaims and relinquishs all claims against such other person which Borrower has or would otherwise have by virtue of payment of the Indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MARCH 13.1997.

GRANTOR:

TIER TECHNOLOGIES, INC.

BY:____________________________         BY:____________________________
JAMES L. BILDNER, CHAIRMAN              GEORGE K. ROSS, SVP/CFO

================================================================================
LASER PRO, Reg. U.S. Pat.& T.M. Off., Ver. 3.23(c) 1997 CFI ProServices, Inc. All rights reserved. [CA-E40 70400488.LN C2.OVL]

                     THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

--------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER (optional)        FILING OFFICE ACCT.#
                                                            (optional)
--------------------------------------------------------------------------------

C. RETURN COPY TO: (Name and Mailing Address)


       WESTAMERICA BANK
       SACTO/SOLANO CREDIT ADM.
       2400 HILBORN ROAD
       FAIRFIELD, CA 94533
--------------------------------------------------------------------------------

D. OPTIONAL DESIGNATION if applicable [_] LESSOR/LESSEE [_]CONSIGNOR/CONSIGNEE
--------------------------------------------------------------------------------
[_]NON-UCC FILING
-----------------

____________

I.DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
     --------------------------------------------------------------------
       1a. ENTITY'S NAME

OR     TIER TECHNOLOGIES, INC.
     --------------------------------------------------------------------
       1.b. INDIVIDUAL'S LAST NAME   FIRST NAME   MIDDLE NAME   SUFFIX

     --------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                        CITY                             STATE         COUNTRY                  POSTAL CODE
    1350 TREAT BOULEVARD, SUITE 250        WALNUT CREEK                     CA                                     94596
------------------------------------------------------------------------------------------------------------------------------------

1d. S.S. OR TAX 1.0.9     OPTIONAL       Ie. TYPE OF ENTITY     1f.  ENTITY'S STATE       lg. ENTITY'S ORGANIZATIONAL
                         ADD'NL INFO                                 OR COUNTRY OF            ID.# if any
                          RE ENTITY                                  ORGANIZATION
                            DEBTOR

   94-3145844                                                                                                    [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------

2.ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME -insert only one debtor name (2a or
 2b)
     --------------------------------------------------------------------
     2a. ENTITY'S NAME
OR
     --------------------------------------------------------------------

     2.b. INDIVIDUAL'S LAST NAME    FIRST NAME   MIDDLE NAME   SUFFIX

     --------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

2c. MAILING ADDRESS                          CITY                          STATE        COUNTRY           POSTAL CODE
------------------------------------------------------------------------------------------------------------------------------------

2d. S.S. OR TAX 1.0.9     OPTIONAL      2e. TYPE OF ENTITY       2f. ENTITY'S STATE       2g. ENTITY'S ORGANIZATIONAL ID.# if any
                         ADD'NL INFO                                OR COUNTRY OF
                          RE ENTITY                                 ORGANIZATION
                            DEBTOR

------------------------------------------------------------------------------------------------------------------------------------


3.SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME -
 insert only one debtor name (3a or 3b)
     --------------------------------------------------------------------
       3a. ENTITY'S NAME

OR     WESTAMERICA BANK
     --------------------------------------------------------------------

       3.b. INDIVIDUAL'S LAST NAME    FIRST NAME    MIDDLE NAME  SUFFIX

     --------------------------------------------------------------------

--------------------------------------------------------------------------------
3c. MAILING ADDRESS          CITY          STATE    COUNTRY   POSTAL CODE
SACTO/SOLANO CREDIT ADM.,    FAIRFIELD      CA                   94533
 2400 HILBORN ROAD
--------------------------------------------------------------------------------

4.This FINANCING STATEMENT covers the following types or items of property:

ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, EQUIPMENT AND GENERAL INTANGIBLES; WHETHER ANY OF THE FOREGOING IS OWNED NOW OR ACQUIRED LATER; ALL ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS RELATING TO ANY OF THE FOREGOING; ALL RECORDS OF ANY KIND RELATING TO ANY OF THE FOREGOING; ALL PROCEEDS RELATING TO ANY OF THE FOREGOING (INCLUDING INSURANCE, GENERAL INTANGIBLES AND OTHER ACCOUNTS PROCEEDS).

--------------------------------------------------------------------------------
5. CHECK   This FINANCING STATEMENT assigned by the Secured    7. If filed in
 BOX [ ]   Party instead of the Debtor to perfect a security   Florida (check
           interest (a)in collateral already subject to a      one) [ ]
           security interest in another jurisdiction when it   Documentary
           was brought into this state, or when the debtor'    stamp tax paid
           location was changed to this state, or (b) in      [X] Documentary
           accordance with other statutory provisions          stamp tax not
           [additional data may be required]                   applicable
--------------------------------------------------------------------------------

6. REQUIRED SIGNATURES(S)    8. [_]This FINANCING STATEMENT is to be filed [for
                                record](or recorded) in the REAL ESTATE RECORDS
                                Attach Addendum               [if applicable]
-------------------------------------------------------------------------------

GEORGE K. ROSS, SVP/CFO  9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                            [ADDITIONAL FEE]
                            (optional) [X] All Debtors [_] Debtor 1 [_] Debtor 2
--------------------------------------------------------------------------------
JAMES L. BILDNER, CHAIRMAN   CFI PROSERVICES, INC. 400 S.W. 6TH AVENUE,
                             PORTLAND, OREGON 97204
(4) DEBTOR COPY -- NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS) (REV. 12/18/95)

                        AGREEMENT TO PROVIDE INSURANCE
----------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL      LOAN DATE       MATURITY        LOAN NO.        CALL       COLLATERAL       ACCOUNT        OFFICER       INITIALS
$2,250,000.00    03-13-1997     05-31-1998      704-00488
----------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
BORROWER:  TIER TECHNOLOGIES, INC.          LENDER:  WESTAMERICA BANK
           1350 TREAT BOULEVARD, SUITE 250           SACTO/SOLANO CREDIT ADM
           WALNUT CREEK, CA 94596                    2400 HILBORN ROAD
                                                     FAIRFIELD, CA 94533

================================================================================

INSURANCE REQUIREMENTS. TIER TECHNOLOGIES, INC. ("Grantor') understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accomodations to Grantor by Lender. These requirements are set forth in the security documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

COLLATERAL:  ALL INVENTORY AND EQUIPMENT.
   TYPE.  All risks, including fire, theft and liability.
   AMOUNT.  Full insurable value.
   BASIS.  Replacement value.
   ENDORSEMENTS. Lender's loss payable clause with stipulation that coverage will not be canceled or diminished without a minimum of thirty (30) days' prior written notice to Lender.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on or before closing, evidence of the required insurance as provided above, with an effective date of March 13, 1997, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accomodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MARCH 13,1997.

GRANTOR:

TIER TECHNOLOGIES, INC.

BY:_____________________________________    BY:_________________________________
   JAMES L. BILDNER, CHAIRMAN                  GEORGE K. ROSS, SVP/CFO

--------------------------------------------------------------------------------

                              FOR LENDER USE ONLY
                            INSURANCE VERIFICATION
 DATE:________________                                        PHONE:____________
 AGENT'S NAME:__________________________________________________________________
 INSURANCE COMPANY:D____________________________________________________________
 POLICY NUMBER:_________________________________________________________________
 EFFECTIVE DATES:_______________________________________________________________
 COMMENTS:______________________________________________________________________

--------------------------------------------------------------------------------

================================================================================
LASER PRO, Reg. U.S. Pat. &T.M. Off., Ver. 3.23 (c) 1997 CFI ProServices,Inc. All rights reserved. [CA-l10 70400488.LN C2.OVL]

                    DISBURSEMENT REQUEST AND AUTHORIZATION

-------------------------------------------------------------------------------------------------------------
  PRINCIPAL       LOAN DATE     MATURITY     LOAN NO     CALL    COLLATERAL    ACCOUNT    OFFICER   INITIALS
$2,250,000.00    03-13-1997   05-31-1998    704-00488
-------------------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER: TIER TECHNOLOGIES, INC.            LENDER: WESTAMERICA BANK
          1350 TREAT BOULEVARD, SUITE 250            SACTO/SOLANO CREDIT ADM
          WALNUT CREEK, CA 94596                     2400 HILBORN ROAD
                                                     FAIRFIELD, CA 94533
================================================================================

LOAN TYPE. This is a Variable Rate (1.500% over Westamerica Bank Index Rate, making an initial rate of 9.750%), Revolving Line of Credit Loan to a Corporation for $2,250,000.00 due on May 31, 1998.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

     [_] PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR PERSONAL INVESTMENT.

     [X] BUSINESS (INCLUDING REAL ESTATE INVESTMENT).

SPECIFIC PURPOSE. The specific purpose of this loan is: FUND SHORT-TERM WORKING CAPITAL.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $2,250,000.00 as follows:

               UNDISBURSED FUNDS:                                                  $1,567,884.28
               AMOUNT PAID TO OTHERS ON BORROWER'S BEHALF:                         $  682,115.72
               $682,115.72 to PRINCIPAL REDUCTION OF #704-00305
                                                                                   -------------
               Note Principal:                                                     $2,250,000.00

CHARGES PAID IN CASH.  Borrower has paid or will pay in cash as agreed the following charges:

               PREPAID FINANCE CHARGES PAID IN CASH:                               $    1,250.00
                    $1,250.00 Loan Fees
                                                                                   -------------
               TOTAL CHARGES PAID IN CASH:                                         $    1,250.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MARCH 13,1997.

     BORROWER:
     TIER TECHNOLOGIES, INC.

     By:_______________________           By:_____________________________
         JAMES L. BILDNER, CHAIRMAN           GEORGE K. ROSS, SVP/CFO

================================================================================
Variable Rate. Line of Credit.     LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver.
                                   3.23 (c)1997 CFI ProServices, Inc. All rights reserved. [CA-120 70400488.LN C2.OVL]

   THIS STATEMENT IS PRESENTED FOR FILING PURSUANT TO THE CALIFORNIA UNIFORM
                                COMMERCIAL CODE

------------------------------------------------------------------------------------------------------------------
1. FILE NO. OF ORIG.   1A. DATE OF FILING OF ORIG.     1B. DATE OF ORIG. FINANCING     1C. PLACE OF FILING ORIG.
FINANCING STATEMENT    FINANCING STATEMENT             STATEMENT                       FINANCING STATEMENT
94134986               07-05-1994                      06-16-1994                      Sacramento
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
2. DEBTOR (LAST NAME FIRST)                                                             2A. SOCIAL SECURITY,
                                                                                        FEDERAL TA NO.
TIER CORPORATION                                                                        94-3145844
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                      2C. CITY, STATE                   2D. ZIP CODE
    1280 CIVIC DRIVE, SUITE 206              WALNUT CREEK                  94596
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

3. ADDITIONAL DEBTOR (IF ANY)  (LAST NAME FIRST)                   3A. SOCIAL SECURITY OR FEDERAL TAX NC.

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
3B. MAILING ADDRESS                      3C. CITY, STATE                   3D. ZIP CODE

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
4. SECURED PARTY                                  4A. SOCIAL SECURITY NO., FED. TAX NO. OR BANK TRANSIT AND
                                                  A.B.A. NO.
WESTAMERICA BANK
4550 MANGLES BOULEVARD                            94-0475470
FAIRFIELD, CALIFORNIA
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY(IF ANY)              5A. SOCIAL SECURITY NO., FED. TAX NO.
                                                  OR BANK TRANSIT AND A.B.A. NO.
------------------------------------------------------------------------------------------------------------------

6. A [_] CONTINUATION-- The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here [_] and insert description of real property on which growing or to be grown in
          Item 7 below.

   B [_] RELEASE-- From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in Item 7 below.

   C [_] ASSIGNMENT-- The Secured Party certifies that the Secured Party has assigned to the Assignee above named, all the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in Item 7 below.

   D [_] TERMINATION-- The Secured Party certifies that the Secured Party no longer claims a security interest under the Financing Statement bearing the file number shown above.

   E [x] AMENDMENT-- The Financing Statement bearing the file number shown above is amended as set fourth in Item 7 below. (Signature of Debtor required on all amendments.)

   F [_]  OTHER

________________________________________________________________________________

7.   AMEND DEBTOR'S NAME TO: TIER TECHNOLOGIES, INC.

________________________________________________________________________________

--------------------------------------------------------------------------------------------------------
8.
                                                       9.    This Space for Use of Filing Officer
                           (DATE) MARCH 13, 1997                           (Date, Time, Filing Office)
                                  --------------
___________________________________________________
                                                       C
By:________________________________________________    O
    SIGNATURE (S) OF DEBTOR (S)            (TITLE)     D

     WESTAMERICA BANK                                  E
---------------------------------------------------
                                                       ___
By:________________________________________________
SIGNATURE(S) OF SECURED PARTY(IES)         (TITLE)     1

                                                       2
___________________________________________________
10.       RETURN COPY TO

NAME      WESTAMERICA BANK                             3
MAILING   SACTO/SOLANO CREDIT ADM.                     4
CITY AND  2400 HILBORN ROAD                            5
STATE     FAIRFIELD, CA 94533
                                                       6

                                                       7

                                                       9

(4) FILE COPY - DEBTOR
STANDARD FORM - FILING FEE $3.00

               Uniform Commercial Code  -- Form UCC-2

          Approved by the Secretary of State
--------------------------------------------------------------------------------------------------------

                        LOAN AGREEMENT

-------------------------------------------------------------------------------------------------------------
  PRINCIPAL       LOAN DATE     MATURITY     LOAN NO     CALL    COLLATERAL    ACCOUNT    OFFICER   INITIALS
$2,250,000.00    03-13-1997   05-31-1998    704-00488
-------------------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER: TIER TECHNOLOGIES, INC.            LENDER: WESTAMERICA BANK
          1350 TREAT BOULEVARD, SUITE 250            SACTO/SOLANO CREDIT ADM
          WALNUT CREEK, CA 94596                     2400 HILBORN ROAD
                                                     FAIRFIELD, CA 94533
================================================================================

THIS LOAN AGREEMENT BETWEEN TIER TECHNOLOGIES, INC. ("BORROWER") AND WESTAMERICA BANK ("LENDER") IS MADE AND EXECUTED ON THE FOLLOWING TERMS AND CONDITIONS. BORROWER HAS RECEIVED PRIOR COMMERCIAL LOANS FROM LENDER OR HAS APPLIED TO LENDER FOR A COMMERCIAL LOAN OR LOANS AND OTHER FINANCIAL ACCOMODATIONS, INCLUDING THOSE WHICH MAY BE DESCRIBED ON ANY EXHIBIT OR SCHEDULE ATTACHED TO THIS AGREEMENT. ALL SUCH LOANS AND FINANCIAL ACCOMODATIONS, TOGETHER WITH ALL FUTURE LOANS AND FINANCIAL ACCOMODATIONS FROM LENDER TO BORROWER, ARE REFERRED TO IN THIS AGREEMENT INDIVIDUALLY AS THE "LOAN" AND COLLECTIVELY AS THE "LOANS." BORROWER UNDERSTANDS AND AGREES THAT: (A) IN GRANTING, RENEWING, OR EXTENDING ANY LOAN, LENDER IS RELYING UPON BORROWER'S REPRESENTATIONS, WARRANTIES, AND AGREEMENTS, AS SET FORTH IN THIS AGREEMENT; (B) THE GRANTING, RENEWING, OR EXTENDING OF ANY LOAN BY LENDER AT ALL TIMES SHALL BE SUBJECT TO LENDER'S SOLE JUDGMENT AND DISCRETION; AND (C) ALL SUCH LOANS SHALL BE AND SHALL REMAIN SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS OF THIS AGREEMENT.

TERM. This Agreement shall be effective as of MARCH 13, 1997, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

   AGREEMENT. The word "Agreement" means this Loan Agreement, as this Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Loan Agreement from time to time.

   ACCOUNT. The word "Account" means a trade account, account receivable. or other right to payment for goods sold or services rendered owing to Borrower (or to a third party grantor acceptable to Lender).

   ACCOUNT DEBTOR. The words "Account Debtor" mean the person or entity obligated upon an Account.

   ADVANCE. The word "Advance" means a disbursement of Loan funds under this Agreement.

   BORROWER. The word "Borrower" means TIER TECHNOLOGIES, INC.. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates."

   BORROWING BASE. The words "Borrowing Base" mean, as determined by Lender from time to time, the lesser of (a) $3,750,000.00; or (b) 80.000% of the aggregate amount of Eligible Accounts.

   BUSINESS DAY. The words "Business Day" mean a day on which commercial banks are open for business in the State of California.

   CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

   CASH FLOW. The words "Cash Flow" mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization.

03-13-1997                     LOAN AGREEMENT
LOAN NO 704-00488                (CONTINUED)

================================================================================


   COLLATERAL. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise. The word "Collateral" includes without limitation all collateral described below in the section titled "COLLATERAL."

   DEBT. The word "debt' means all of Borrower's liabilities excluding Subordinated Debt.

   ELIGIBLE ACCOUNTS. The words "Eligible Accounts" mean, at any time, all of Borrower's Accounts which contain selling terms and conditions acceptable to Lender. The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing, Eligible Accounts do not include:

        (a) Accounts with respect to which the Account Debtor is an officer, an employee or agent of Borrower.

        (b) Accounts with respect to which the Account Debtor is a subsidiary of, or affiliated with or related to Borrower or its shareholders, officers, or directors.

        (c) Accounts with respect to which goods are placed on consignment, guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional.

        (d) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.

        (e) Accounts which are subject to dispute, counterclaim, or setoff.

        (f) Accounts with respect to which the goods have not been shipped or delivered, or the services have not been rendered, to the Account Debtor.

        (g) Accounts with respect to which Lender, in its sole discretion, deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory.

        (h) Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due.

        (i) Accounts with respect to which the Account Debtor is the United States government or any department or agency of the United States.

        (j) Accounts which have not been paid in full within 90 DAYS from the invoice date.

        (k) That portion of the Accounts of any single Account Debtor which exceeds 20.000% of all of Borrower's Accounts.

        (l) IF 20% OF ANY ACCOUNT EXCEEDS 90 DAYS PAST DUE, THE ENTIRE ACCOUNT WILL BE DEEMED INELIGIBLE THAT PORTION OF THE ACCOUNT OF ANY SINGLE ACCOUNT DEBTOR WHICH EXCEEDS 20% OF ALL BORROWER'S ACCOUNTS WILL BE REVIEWED FOR ELIGIBILITY BY BANK OR A CASE BY CASE BASIS.

03-13-1997                     LOAN AGREEMENT
LOAN NO 704-00488                (CONTINUED)

================================================================================

   ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

   EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

   EXPIRATION DATE. The words "Expiration Date" mean the date of termination of Lender's commitment to lend under this Agreement.

   GRANTOR. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest.

   GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any Indebtedness.

   INDEBTEDNESS. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

   LENDER. The word "Lender" means WESTAMERICA BANK, its successors and assigns.

   LINE OF CREDIT. The words "Line of Credit" mean the credit facility described in the Section titled "LINE OF CREDIT' below.

   LIQUID ASSETS. The words "Liquid Assets" mean Borrower's cash on hand plus Borrower's readily marketable securities.

   LOAN. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accomodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accomodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

   NOTE. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

   PERMITTED LIENS. The words "Permitted Liens" mean: (a) liens and security interests securing Indebtedness owed by Borrower to Lender; (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

   RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements,

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03-13-1997                     LOAN AGREEMENT
LOAN NO 704-00488                (CONTINUED)

================================================================================

   mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

   SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

   SECURITY INTEREST. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

   SARA. The word "SARA" means the Superfund Amendments and Reauthorization Act of 1986 as now or hereafter amended.

   SUBORDINATED DEBT. The words "Subordinated Debt" mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.

   TANGIBLE NET WORTH. The words "Tangible Net Worth" mean Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt.

   WORKING CAPITAL. The words "'Working Capital" mean Borrower's current assets, excluding prepaid expenses, less Borrower's current liabilities.

LINE OF CREDIT. Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows.

   CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make any Advance to or for the account of Borrower under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Lender:

       (a) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to Lender.

       (b) Lender shall have received such opinions of counsel, supplemental opinions, and documents as Lender may request.

       (c) The security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority and shall be in full force and effect.

       (d) All guaranties required by Lender for the Line of Credit shall have been executed by each Guarantor, delivered to Lender, and be in full force and effect.

       (e) Lender, at its option and for its sole benefit, shall have conducted an audit of Borrower's Accounts, books, records, and operations, and Lender shall be satisfied as to their condition.

03-13-1997                     LOAN AGREEMENT
LOAN NO 704-00488                (CONTINUED)

================================================================================

       (f) Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

       (g) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrower shall have delivered to Lender the compliance certificate called for in the paragraph below titled "Compliance Certificate."

   MAKING LOAN ADVANCES. Advances under the Line of Credit may be requested either orally or in writing by authorized persons. Lender may, but need not, require that all oral requests be confirmed in writing. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower (a) when credited to any deposit account of Borrower maintained with Lender or (b) when advanced in accordance with the instructions of an authorized person. Lender, at its option, may set a cutoff time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day. Under no circumstances shall Lender be required to make any Advance in an amount less than $1,000.00.

   MANDATORY LOAN REPAYMENTS. If at any time the aggregate principal amount of the outstanding Advances shall exceed the applicable Borrowing Base, Borrower, immediately upon written or oral notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances and the Borrowing Base. On the Expiration Date, Borrower shall pay to Lender in full the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid.

   LOAN ACCOUNT. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the credit facility. Lender shall provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary within thirty
   (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

COLLATERAL. To secure payment of the Line of Credit and performance of all other Loans, obligations and duties owed by Borrower to Lender, Borrower (and others, if required) shall grant to Lender Security Interests in such property and assets as Lender may require (the "Collateral"), including without limitation Borrower's present and future Accounts and general intangibles. Lender's Security Interests in the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without limitation the proceeds of any insurance. With respect to the Collateral, Borrower agrees and represents and warrants to Lender:

   PERFECTION OF SECURITY INTERESTS. Borrower agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's Security Interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Contemporaneous with the execution of this Agreement, Borrower will execute one or more UCC financing statements and any similar statements as may be required by applicable law, and will file such financing statements and all such similar statements in the appropriate location or locations. Borrower hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any Security Interest. Lender may at any time, and without further authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrower will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral. Borrower promptly will notify Lender of any change in Borrower's name including any change to the assumed business names of Borrower. Borrower also promptly will notify Lender of any change in Borrower's Social Security Number or Employer Identification Number. Borrower further agrees to notify

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03-13-1997                     LOAN AGREEMENT
LOAN NO 704-00488                (CONTINUED)

================================================================================

   Lender in writing prior to any change in address or location of Borrower's principal governance office or should Borrower merge or consolidate with any other entity.

   COLLATERAL RECORDS. Borrower does now, and at all times hereafter shall, keep correct and accurate records of the Collateral, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. With respect to the Accounts, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Accounts and Account balances and agings. The following is an accurate and complete list of all locations at which Borrower keeps or maintains business records concerning Borrower's Accounts: WALNUT CREEK, CA.

   COLLATERAL SCHEDULES. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender a schedule of Accounts and Eligible Accounts, in form and substance satisfactory to the Lender. Thereafter Borrower shall execute and deliver to Lender such supplemental schedules of Eligible Accounts and such other matters and information relating to Borrower's Accounts as Lender may request. Supplemental schedules shall be delivered according to the following schedule: MONTHLY WITHIN 20 DAYS OF MONTH END, SCHEDULE SHALL INCLUDE PAYABLES.

   REPRESENTATIONS AND WARRANTIES CONCERNING ACCOUNTS. With respect to the Accounts, Borrower represents and warrants to Lender: (a) Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of the definition of an Eligible Account; (b) All Account information listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; and (c) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect, examine, and audit Borrower's records and to confirm with Account Debtors the accuracy of such Accounts.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

   ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of California and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

   AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

   FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

   LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

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03-13-1997                     LOAN AGREEMENT
LOAN NO 704-00488                (CONTINUED)

================================================================================

   PROPERTIES. Except for Permitted Liens, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

   HAZARDOUS SUBSTANCES. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the "CERCLA," "SARA," the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties. (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Borrower's ownership or interest in the properties, whether or not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

   LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

   TAXES. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

   LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that

03-13-1997                     LOAN AGREEMENT
LOAN NO 704-00488                (CONTINUED)

================================================================================

   would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

   BINDING EFFECT. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

   COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

   EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

   LOCATION OF BORROWER'S OFFICES AND RECORDS. Borrower's place of business, or Borrower's Chief executive office, if Borrower has more than one place of business, is located at 1350 TREAT BOULEVARD, SUITE 250, WALNUT CREEK, CA 94596. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

   INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

   SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

   LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

   FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

   FINANCIAL STATEMENTS. Furnish Lender with, as soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender, and, as soon as available, but in no event later than forty five (45) days after the end of each month, Borrower's balance sheet and profit and loss statement for the period ended, prepared and certified as correct to the best knowledge and belief by

03-13-1997                     LOAN AGREEMENT
LOAN NO 704-00488                (CONTINUED)

================================================================================

   Borrower's chief financial officer or other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

   ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

   FINANCIAL COVENANTS AND RATIOS. Comply with the following covenants and ratios:

       CURRENT RATIO. Maintain a ratio of Current Assets to Current Liabilities in excess of 1.40 to 1.00. Except as provided above, all computations made to determine compliance with the requirements in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistence basis, and certified by Borrower as being true and correct.

       INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

   INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

   GUARANTIES. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantors named below, on Lender's forms, and in the amounts and under the conditions spelled out in those guaranties.

                    GUARANTORS            AMOUNTS
                    ----------            -------------
                    BRADLEY H. NICKELS    $4,000,000.00
                    BRYAN D. MCCAUL       $4,000,000.00
                    WILLIAM G. BARTON     $4,000,000.00
                    JAMES L. BILDNER      $4,000,000.00

   OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

   LOAN PROCEEDS. Use all Loan proceeds solely for the following specific purposes: SHORT TERM WORKING CAPITAL EXCEPT AS OTHERWISE DEFINED IN BUSINESS LOAN AGREEMENT.

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03-13-1997                     LOAN AGREEMENT
LOAN NO 704-00488                (CONTINUED)

================================================================================

   TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claims, so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally acceptable accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

   PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

   OPERATIONS. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

   INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

   COMPLIANCE CERTIFICATE. Unless waived in writing by Lender, provide Lender at least annually and at the time of each disbursement of Loan proceeds with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

   ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

03-13-1997                     LOAN AGREEMENT
LOAN NO 704-00488                (CONTINUED)

================================================================================

   ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, rule, regulation or guideline, or the interpretation or application of any thereof by any court or administrative or governmental authority (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except U.S. federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (a) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (b) reduce the amounts payable to Lender under this Agreement or the Related Documents, or
(c) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

   INDEBTEDNESS AND LIENS. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (b) except as allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) sell with recourse any of Borrower's accounts, except to Lender.

   CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged, (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of stock of Borrower, or (d) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

   LOANS, ACQUISITIONS AND GUARANTIES. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

03-13-1997                     LOAN AGREEMENT
LOAN NO 704-00488                (CONTINUED)

================================================================================

TANGIBLE NET WORTH. The definition of Tangible Net Worth, as defined under paragraph heading "Definitions" is modified as follows: Net Worth, less intangibles and deferred accounts.

COMPLIANCE CERTIFICATE. The certification requirements in the paragraph titled "Compliance Certificate" is hereby waived, however the Lender reserves the option to reinstate the requirements upon notification to the Borrower.

ADDITIONAL PROVISIONS:.

1) BORROWER SHALL MAINTAIN ANNUAL PROFITABILITY (DEFINED AS: NET PROFITS AFTER DIVIDENDS AND TAXES).

2) BORROWER SHALL MAINTAIN A MINIMUM TANGIBLE NET WORTH (INCLUDING SUBORDINATED DEBT) LESS INTANGIBLES OF $1,000,000.00. THIS INCREASES TO $1,250,000.00 AS OF 9/30/97; AND INCREASES TO $1,750,000.00 AS OF 12/31/97 AND
THEREAFTER.

3)   BORRROWER SHALL MAINTAIN A MAXIMUM RATIO OF TOTAL DEBT (LESS SUBORDINATED
DEBT) TO TANGIBLE NET WORTH (INCLUDING SUBORDINATED DEBT) OF 4.0/1. THIS RATIO DECREASES TO 3.0 TO 1 AS OF 12/31/97 AND THEREAFTER.

4) BORROWER SHALL MAINTAIN A MINIMUM CASH FLOW COVERAGE RATIO OF 1.10/1 ON AN ANNUAL BASIS (AS OF EACH FISCAL YEAR END) DEFINED AS: NET PROFIT PLUS DEPRECIATION LESS DIVIDENDS TO CURRENT PORTION OF LONG TERM DEBT.

5) BORROWER SHALL LIMIT CAPITAL EXPENDITURES/CAPITALIZED LEASES TO A MAXIMUM OF $250,000.00 IN ANY FISCAL YEAR. (EXCLUSIVE OF COMPANY ACQUISTIONS)

6) BORROWER SHALL NOT ALLOW OR INCUR ANY ADDITIONAL INDEBTEDNESS EXCEPT FOR TRADE FINANCING INCURRED IN THE NORMAL COURSE OF BUSINESS

7) BORROWER SHALL NOT ALLOW ANY LIENS, PLEDGES OR ENCUMBRANCES OF ASSETS EXCEPT FOR PURCHASE MONEY EQUIPMENT FINANCING IN THE NORMAL COURSE OF BUSINESS.

8) BORROWER SHALL PROVIDE TO BANK A COPY OF BORROWER'S AGING OF ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE (IN FORM AND SUBSTANCE SATISFACTORY TO BANK) WITHIN 20 DAYS OF THE END OF EACH MONTH.

9) BORROWER SHALL PROVIDE TO BANK WITHIN 20 DAYS OF THE END OF EACH MONTH A COMPLETED AND SIGNED ACCOUNTS RECEIVABLE AND INVENTORY TRANSACTION REPORT.

10) BORROWER SHALL COOPERATE WITH BANK'S PERFORMANCE OF PERIODIC (SEMI-ANNUAL) COLLATERAL FIELD AUDIT/EXAMINATIONS OF BORROWER'S BOOKS AND RECORDS. BORROWER SHALL PAY FOR THESE FIELD AUDITS WITHIN 30 DAYS OF BILLING BY BANK.

11)  BORROWER SHALL PROVIDE COPIES OF FEDERAL TAX RETURNS WITHIN 10 DAYS OF
FILING.

12) BORROWER SHALL INDUCE GUARANTORS TO PROVIDE UPDATED FINANCIAL STATEMENTS AND COPIES OF FEDERAL TAX RETURNS ANNUALLY.

13) BORROWER SHALL PROMPTLY ADVISE BANK IN WRITING OF ALL ACTIONS, SUITS AND PROCEEDINGS PENDING OR TO THE KNOWLEDGE OF BORROWER THREATENED, INVOLVING THE POSSIBILITY OF MONETARY JUDGEMENT OR PENALTY AGAINST BORROWER WHICH MIGHT IN THE AGGREGATE EXCEED $100,000.00.

03-13-1997                     LOAN AGREEMENT
LOAN NO 704-00488                (CONTINUED)

================================================================================

14) BORROWER SHALL NOT DECLARE OR PAY ANY DIVIDENDS, WITHDRAWALS, DISTRIBUTIONS; ALSO NO EXCESSIVE SALARIES WHICH WOULD MATERIALLY DIMINISH TANGIBLE NET WORTH.

15)  BORROWER SHALL NOT ADVANCE OR LOAN FUNDS TO OWNERS OR OTHERS.

16) ANY USE OF LOAN FUNDS FOR ACQUISITION PURPOSES IS SUBJECT TO PRIOR SATISFACTORY REVIEW BY BANK. BANK RESERVES THE RIGHT TO INSPECT THE ACQUISITION BUY-SELL AGREEMENT; THE FINANCIAL STATEMENTS OF COMPANY TO BE ACQUIRED; AND RECENT A/R AND A/P AGINGS OF THE COMPANY TO BE ACQUIRED. THESE ITEMS MUST BE SUBMITTED TO BANK FOR REVIEW PRIOR TO FINALIZING ANY ACQUISITION.

17) UNDER THE NON-REVOLVING EQUIPMENT COMMITMENT: BANK AGREES TO ADVANCE 100% OF THE PURCHASE PRICE OF NEW FIXED ASSETS BASED ON INVOICES PRESENTED TO BANK (80% ON USED).

18) BANK AGREES TO TERM OUT THE THEN EXISTING BALANCE OF THE NON-REVOLVING EQUIPMENT LINE COMMITMENT ON OR BEFORE EACH NOVEMBER 30 AND MAY 31; OVER A PERIOD NOT TO EXCEED 54 MONTHS; THE BALANCE FULLY AMORTIZING WITH MONTHLY INSTALLMENTS OF PRINCIPAL WITH INTEREST ADDED. THIS IS CONDITIONAL UPON BORROWER BEING IN COMPLIANCE WITH ITS AGREEMENTS WITH BANK. A SEPARATE PROMISSORY NOTE MAY BE DRAWN AND WILL BEAR INTEREST AT THE RATE DESCRIBED ON THE NON-REVOLVING EQUIPMENT LINE NOTE.

19) NOTWITHSTANDING THE MATURITY OF THE REVOLVING LINE OF CREDIT, THE LINE WILL BE SUBJECT TO AN ACCRUAL FEE ON ITS ANNIVERSARY DATE MAY 31,1997. THE FEE WILL BE NEGOTIATED BY BANK AND BORROWER ON OR BEFORE MAY 31,1997.

20) A NON-REVOLVING LINE OF CREDIT FOR $1,500,000.00 IS PROVIDED FOR MAKING ONE OR MORE ACQUISITIONS OF ASSETS OF OTHER COMPANIES. THE BALANCE OF BORROWER'S EXISTING ACQUISITION LINE WILL BE CONSOLIDATED INTO THE NEW $1,500,000.00 FACILITY. OUTSTANDING BALANCES ON THE $1,500,000.00 NON-REVOLVING ACQUISITION LINE WILL BE TERMED OUT ON OR BEFORE MAY 31, 1997; AND AGAIN ON OR BEFORE DECEMBER 31, 1997 FOR ADDITIONAL BALANCES; FULLY AMORTIZED OVER A MAXIMUM OF FOUR YEARS AT THE LINE NOTE RATE. A SEPARATE NOTE MAY BE DRAWN BY BANK TO EFFECT THE TERM OUT ON OR BEFORE MAY 31,1997.

21) FOR BORROWING BASE PURPOSES THOSE FUNDS ADVANCED AND OUTSTANDING ON THE NON-REVOLVING $1,500,000.00 ACQUISITION LINE OR SUBSEQUENT TERM OUT(S) OF SAME; WILL BE DEEMED AS AN OUTSTANDING LINE BALANCE, TOGETHER WITH OUTSTANDING OPERATING LINE BALANCES, AND TOGETHER WITH THE AGGREGATE AMOUNT OF ANY ISSUED BUT UNDRAWN LETTERS OF CREDIT, FOR COVERAGE UNDER THE BORROWING BASE FORMULA CALCULATIONS.

22) NOTWITHSTANDING THE TERMS OF THIS AGREEMENT BANK AGREES TO ALLOW A MAXIMUM 85% ADVANCE RATE AGAINST ELIGIBLE ACCOUNTS UNTIL 9-30-97. THERE IS A REVIEW PERIOD AT 6-30-97, WHERE THE BANK WILL HAVE THE OPTION TO REVERT THE ADVANCE RATE TO THE 80% LEVEL. AFTER 9-30-97 OR 6-30-97, AT BANK'S OPTION, THE ADVANCE RATE REVERTS TO 80%.

23) NOTWITHSTANDING THE SECTION IN THIS AGREEMENT ON INELIGIBLE ACCOUNTS, BANK AGREES TO ALLOW AS ELIGIBLE ACCOUNTS, THOSE FOREIGN ACCOUNTS RECEIVABLE DUE TO BORROWER OR ANY OF ITS WHOLLY OWNED FOREIGN SUBSIDIARIES; ONLY TO THE EXTENT THAT SUCH ACCOUNTS ARE INSURED, NAMING BANK AS ASSIGNEE OR LOSS PAYEE AS IT MAY REQUIRE. THE INSURANCE COVERAGE MUST BE SATISFACTORY TO BANK IN ITS SOLE DISCRETION. INSURED ACCOUNTS TO BE CONSIDERED FOR BORROWING LEASE ELIGIBILITY SHALL BE SUBMITTED MONTHLY WITH BORROWER'S OTHER ACCOUNTS RECEIVABLE. THE AMOUNTS CONSIDERED FOR ELIGIBILITY SHALL BE GROSS INSURED FOREIGN A/R LESS ANY DEDUCTIBLES OR CO-PAY AMOUNTS. ANY FOREIGN ACCOUNTS TO BE DEEMED ELIGIBLE FOR

03-13-1997                     LOAN AGREEMENT
LOAN NO 704-00488                (CONTINUED)

================================================================================

BORROWING BASE PURPOSES MUST BE SATISFACTORY TO LENDER UPON LENDER'S REVIEW AND LENDER'S SOLE DISCRETION.

24) THE $2,250,000.00 LINE OF CREDIT CONTAINS A $500,000.00 SUB-LIMIT WITHIN THE LINE FOR ISSUANCE OF STAND-BY LETTERS OF CREDIT.

25) THE $500,000.00 LETTER OF CREDIT FACILITY FOR ISSUANCE OF STAND-BY LC'S SHALL BE CONSIDERED A SUB-LIMIT UNDER THE $2,250,000.00 OPERATING LINE OF CREDIT. LC'S ISSUED, BUT UNDRAWN SHALL BE MADE AS A REDUCTION IN THE AVAILABILITY UNDER SAID LINE.

26) STAND-BY LETTERS OF CREDIT ISSUED ARE SUBJECT TO THE TERMS AND CONDITIONS IN EACH WESTAMERICA BANK OR BANK OF AMERICA STAND-BY LETTER OF CREDIT APPLICATION AND AGREEMENT SIGNED BY BORROWER.

27) THE MATURITY DATE OF ANY STAND-BY LETTER OF CREDIT SHALL NOT EXTEND BEYOND ONE YEAR AND SHALL NOT MATURE BEYOND 5-31-98 WITHOUT AUTHORIZATION OF BANK.

28 THERE WILL BE A 2% PER ANNUM ISSUANCE FEE PLUS OUT OF POCKET EXPENSES INCLUDING STANDARD NEGOTIATION FEES IF DRAWN, ON EACH STAND-BY LETTER OF CREDIT.

29) EACH LETTER OF CREDIT SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO LENDER AND IN FAVOR OF BENEFICIARIES SATISFACTORY TO LENDER, PROVIDED THAT LENDER MAY REFUSE TO ISSUE A LETTER OF CREDIT DUE TO THE NATURE OF THE TRANSACTION OR ITS TERMS OR ITS CONNECTION WITH ANY TRANSACTION WHERE LENDER, DUE TO THE BENEFICIARY OR THE NATIONALITY OR RESIDENCE OF SUCH BENEFICIARY WOULD BE PROHIBITED BY ANY APPLICABLE LAW, REGULATION, OR ORDER FROM ISSUING SUCH LETTER OF CREDIT.

30) PRIOR TO THE ISSUANCE OF EACH LETTER OF CREDIT, BORROWER SHALL DELIVER TO LENDER A DULY EXECUTED FORM OF LENDER'S (OR BANK OF AMERICA'S) STANDARD FORM OF APPLICATION FOR ISSUANCE OF LETTER OF CREDIT WITH PROPER INSERTIONS.

31) LETTERS OF CREDITS, ISSUED, BUT UNDRAWN SHALL BE CONSIDERED AN OUTSTANDING LINE OF CREDIT BALANCE FOR BORROWING BASE CALCULATIONS PURPOSES.

32) BORROWER SHALL PROVIDE LENDER WITH ITS CURRENT OWNERSHIP/SHAREHOLDER LIST, AND UPDATE AS THE CORPORATE OWNERSHIP CHANGES..

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

   DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on the Loans.

   OTHER DEFAULTS. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

   DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

03-13-1997                              LOAN AGREEMENT
Loan No 704-00488                         (CONTINUED)

================================================================================


   FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

   DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

   INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

   CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender.

   EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

   CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

   ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition. or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

   AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

   APPLICABLE LAW. THIS AGREEMENT HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF MARIN COUNTY, THE STATE OF CALIFORNIA. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

03-13-1997                              LOAN AGREEMENT
Loan No 704-00488                         (CONTINUED)

================================================================================

   CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

   MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each of the persons signing below is responsible for all obligations in this Agreement.

   CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

   COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's expenses, including without limitation attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

   NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

   SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

   SUBSIDIARIES AND AFFILIATES OF BORROWER. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

03-13-1997                              LOAN AGREEMENT
Loan No 704-00488                         (CONTINUED)

================================================================================

   SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

   SURVIVAL. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

   TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

   WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS LOAN AGREEMENT, AND BORROWER AGREES TO IT TERMS. THIS AGREEMENT IS DATED AS OF MARCH 13,1997.

BORROWER:

TIER TECHNOLOGIES, INC.

BY:  /s/ JAMES L. BILDNER                         BY:/s/GEORGE K. ROSS
-------------------------------                       ------------------------
      JAMES L. BILDNER, CHAIRMAN                      GEORGE K. ROSS.  SVP/CFO

LENDER:

WESTAMERICA BANK

BY: /s/ JAMES P. BURKE
    --------------------------------------
      AUTHORIZED OFFICER


================================================================================

LASER PRO, Reg. U.S. Pat. &T.M. Off., Ver. 3.23 (c) 1997 CFI ProServices, Inc. All rights reserved. [CA-C40 7040048.LN C2.OVL]

                                PROMISSORY NOTE
------------------------------------------------------------------------------------------------
   PRINCIPAL     LOAN DATE    MATURITY    LOAN NO   CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
 $1,500,000.00   03-13-1997  12-31-1997  704-00489
------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:  TIER TECHNOLOGIES, INC.             LENDER:  WESTAMERICA BANK
           1350 TREAT BOULEVARD, SUITE 250              SACTO/SOLANO CREDIT ADM.
           WALNUT CREEK, CA 94596                       2400 HILBORN ROAD
                                                        FAIRFIELD, CA 94533
================================================================================

PRINCIPAL AMOUNT: $1,500,000.00   INITIAL RATE: 10.000%  DATE OF NOTE:  MARCH

PROMISE TO PAY. TIER TECHNOLOGIES, INC. ("BORROWER") PROMISES TO PAY TO WESTAMERICA BANK ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF ONE MILLION FIVE HUNDRED THOUSAND & 00/100 DOLLARS ($1,500,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT. BORROWER WILL PAY THIS LOAN ON DEMAND, OR IF NO DEMAND IS MADE, IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON DECEMBER 31, 1997. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ACCRUED UNPAID INTEREST BEGINNING MARCH 31, 1997, AND ALL SUBSEQUENT INTEREST PAYMENTS ARE DUE ON THE LAST DAY OF EACH MONTH AFTER THAT. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Westamerica Bank Index Rate (the "Index"). THE BANK'S INDEX RATE IS ESTABLISHED BY BANK IN ITS SAN RAFAEL HEADQUARTERS OFFICE AS OF THE DATE OF THIS NOTE, AND AS OF EACH DATE THAT BANK MAY ADJUST SUCH INDEX RATE. LOANS MAY BE MADE BY BANK AT, ABOVE OR BELOW THE INDEX RATE. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each Day. THE INDEX CURRENTLY IS 8.250% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 1.750 PERCENTAGE POINTS OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 10.000% PER ANNUM.
NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT; MINIMUM INTEREST CHARGE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a MINIMUM INTEREST CHARGE OF $50.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower's making fewer payments.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or

03-13-1997                               PROMISSORY NOTE
Loan No 704-00489                          (CONTINUED)

================================================================================

statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 5.750 percentage points over the Index. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF MARIN COUNTY, THE STATE OF CALIFORNIA. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $15.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

COLLATERAL. This Note is secured by THAT CERTAIN COMMERCIAL SECURITY AGREEMENT DATED MARCH 13,1997.

LINE OF CREDIT. This Note evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note may be requested either orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority:
WILLIAM G. BARTON, PRESIDENT; JAMES L. BILDNER, CHAIRMAN; AND GEORGE K. ROSS, SVP/CFO. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note: (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by

                               AGREEMENT TO PROVIDE INSURANCE
------------------------------------------------------------------------------------------------
   PRINCIPAL     LOAN DATE    MATURITY    LOAN NO   CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
 $1,500,000.00   03-13-1997  12-31-1997  704-00489
------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:  TIER TECHNOLOGIES, INC.             LENDER:  WESTAMERICA BANK
           1350 TREAT BOULEVARD, SUITE 250              SACTO/SOLANO CREDIT ADM.
           WALNUT CREEK, CA 94596                       2400 HILBORN ROAD
                                                        FAIRFIELD, CA 94533
================================================================================

INSURANCE REQUIREMENTS. TIER TECHNOLOGIES, INC. ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accomodations to Grantor by Lender. These requirements are set forth in the security documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

COLLATERAL:    ALL INVENTORY AND EQUIPMENT.
               TYPE.  All risks, including fire, theft and liability.
               AMOUNT.  Full insurable value.
               BASIS.  Replacement value.
               ENDORSEMENTS. Lender's loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of thirty (30) days' prior written notice to Lender.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on or before closing, evidence of the required insurance as provided above, with an effective date of March 13, 1997, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accomodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MARCH 13,1997.

GRANTOR:

TIER TECHNOLOGIES, INC.

By:_________________________________      By:_______________________________
          JAMES L. BILDNER, CHAIRMAN          GEORGE K. ROSS, SVP/CFO

03-13-1997                    AGREEMENT TO PROVIDE INSURANCE
Loan No 704-00489                       (CONTINUED)

================================================================================

--------------------------------------------------------------------------------
                              FOR LENDER USE ONLY
                            INSURANCE VERIFICATION

    DATE:_________________________________    PHONE:___________________________
    AGENT'S NAME:______________________________________________________________
    INSURANCE COMPANY:_________________________________________________________
    POLICY NUMBER:_____________________________________________________________
    EFFECTIVE DATES:___________________________________________________________
    COMMENTS:__________________________________________________________________

--------------------------------------------------------------------------------

================================================================================
LASER PRO, Reg. U.S. Pat.& T.M. Off., Ver. 3.23 (c) 1997 CFI ProServices, Inc. All rights reserved. [CA-110 70400489.LN C2.OVL]

                    DISBURSEMENT REQUEST AND AUTHORIZATION
 -----------------------------------------------------------------------------------------------
   PRINCIPAL     LOAN DATE    MATURITY    LOAN NO   CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
 $1,500,000.00   03-13-1997  12-31-1997  704-00489
------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:  TIER TECHNOLOGIES, INC.             LENDER:  WESTAMERICA BANK
           1350 TREAT BOULEVARD, SUITE 250              SACTO/SOLANO CREDIT ADM.
           WALNUT CREEK, CA 94596                       2400 HILBORN ROAD
                                                        FAIRFIELD, CA 94533
===============================================================================

LOAN TYPE. This is a Variable Rate (1.750% over Westamerica Bank Index Rate, making an initial rate of 10.000%), Non-Revolving Line of Credit Loan to a Corporation for $1,500,000.00 due on December 31, 1997.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:
   [_] PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR PERSONAL INVESTMENT.
   [X] BUSINESS (INCLUDING REAL ESTATE INVESTMENT).

SPECIFIC PURPOSE. The specific purpose of this loan is: TO PURCHASE ASSETS OF COMPANIES ACQUIRED BY BORROWER.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $1,500,000.00 as follows:

               UNDISBURSED FUNDS:                                                                $  559,465.70
               AMOUNT PAID TO OTHERS ON BORROWER'S BEHALF:                                       $  940,534.30
               $940,534.30 to PRINCIPAL REDUCTION OF LOAN #704-00476
                                                                                                 -------------
               NOTE PRINCIPAL:                                                                   $1,500,000.00

CHARGES PAID IN CASH.  Borrower has paid or will pay in cash as agreed the following charges:

               PREPAID FINANCE CHARGES PAID IN CASH:                                             $    1,250.00
                    $1,250.00 Loan Fees
                                                                                                 -------------
               TOTAL CHARGES PAID IN CASH:                                                       $    1,250.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MARCH 13,1997.

     BORROWER:
     TIER TECHNOLOGIES, INC.

     BY:________________________________          BY:_________________________
           JAMES L. BILDNER, CHAIRMAN                  GEORGE K. ROSS, SVP/CFO


================================================================================
Variable Rate. Line of Credit.      LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver.
3.23(c) 1997 CFI ProServices, Inc. All rights reserved. [CA-120 70400489.LN C2.OVL]

                         CHANGE IN TERMS OF AGREEMENT
 -----------------------------------------------------------------------------------------------
   PRINCIPAL     LOAN DATE    MATURITY    LOAN NO   CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
 399,500.00                   05-31-1998  704-00491
------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:  TIER TECHNOLOGIES, INC.             LENDER:  WESTAMERICA BANK
           1350 TREAT BOULEVARD, SUITE 250              SACTO/SOLANO CREDIT ADM.
           WALNUT CREEK, CA 94596                       2400 HILBORN ROAD
                                                        FAIRFIELD, CA 94533
===============================================================================

PRINCIPAL AMOUNT: $399,500.00                      DATE OF AGREEMENT: MAY 31,
1997

DESCRIPTION OF EXISTING INDEBTEDNESS.

THAT CERTAIN NOTE DATED MARCH 13,1997, IN THE ORIGINAL AMOUNT OF $99,500.00, CURRENTLY MATURING ON JULY 31, 1997 WITH AN OUTSTANDING BALANCE AS OF THIS DATE OF $70,870.00.

DESCRIPTION OF COLLATERAL

THIS NOTE IS SECURED BY THAT CERTAIN COMMERCIAL SECURITY AGREEMENT DATED MARCH 13,1997.

DESCRIPTION OF CHANGE IN TERMS.

EFFECTIVE THE DATE OF THIS AGREEMENT THE MATURITY DATE IS CHANGED FROM JULY 31, 1997 TO MAY 31, 1998.

EFFECTIVE THE DATE OF THIS AGREEMENT THE FACE AMOUNT OF THE NOTE IS INCREASED FROM $99,500.00 TO $399,500.00.

EFFECTIVE THE DATE OF THIS AGREEMENT THE COMMITMENT AMOUNT IS INCREASED FROM $28,630.00 TO $328,630.00.

ACCRUED INTEREST SHALL BE PAYABLE ON THE LAST DAY OF EACH MONTH BEGINNING JUNE 30, 1997 AND ON MAY 31, 1998 ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED BUT UNPAID INTEREST SHALL BE DUE AND PAYABLE.

EFFECTIVE THE DATE OF THIS AGREEMENT THAT CERTAIN LOAN AGREEMENT DATED MARCH 13, 1997 IS AMENDED AS FOLLOWS: BANK AGREES TO TERM OUT THE THEN EXISTING BALANCE OF THE NON-REVOLVING EQUIPMENT LINE COMMITMENT ON OR BEFORE EACH NOVEMBER 30TH AND MAY 31ST, OVER A PERIOD NOT TO EXCEED 36 MONTHS; THE BALANCE FULLY AMORTIZING WITH MONTHLY INSTALLMENTS OF PRINCIPAL WITH INTEREST ADDED. THIS IS CONDITIONAL UPON BORROWER BEING IN COMPLIANCE WITH ITS' AGREEMENT WITH BANK. A SEPARATE PROMISSORY NOTE MAY BE DRAWN AND WILL BEAR INTEREST AT THE RATE DESCRIBED ON THE NON-REVOLVING EQUIPMENT LINE NOTE. (PRESENTLY NOTE #704-00491).

THE FOLLOWING ADDITIONAL PROVISION IS ADDED TO THAT CERTAIN LOAN AGREEMENT DATED MARCH 13, 1997: EQUIPMENT LINE OUTSTANDINGS ARE NOT SUBJECT TO COVERAGE UNDER THE BORROWING BASE.

EFFECTIVE THE DATE OF THIS AGREEMENT THAT CERTAIN CORPORATE RESOLUTION TO BORROW DATED MARCH 13, 1997 IN THE AMOUNT OF $4,000,000.00 EXECUTED BY BORROWER IS REPALCED BY A CORPORATE RESOLUTION TO BORROW DATED MAY 31, 1997 IN THE AMOUNT OF $4,300,000.00 WHICH SHALL BE EXECUTED BY BORROWER.

EFFECTIVE THE DATE OF THIS AGREEMENT THOSE FOUR COMMERCIAL GUARANTIES DATED MARCH 13, 1997 ALL IN THE AMOUNT OF $4,000,000.00 EACH EXECUTED BY WILLIAM G. BARTON, JAMES L. BILDNER, BRADLEY H. NICKELS AND BRYAN D. McCAUL ARE REPLACED BY FOUR COMMERCIAL GUARANTIES DATED

                              CHANGE IN TERMS OF AGREEMENT
Loan No 704-00491                      (CONTINUED)

================================================================================

MAY 31, 1997 ALL IN THE AMOUNT OF $4,300,000.00 EACH WHICH SHALL BE EXECUTED BY WILLIAM G. BARTON, JAMES L. BILDNER, BRADLEY H. NICKELS AND BRYAN D. MCCAUL.

BORROWER AGREES THAT UPON EXECUTION OF THIS AGREEMENT TO PAY A LOAN FEE OF $750.00 AND A DOCUMENTATION FEE OF $150.00.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER:

TIER TECHNOLOGIES, INC.

BY:  /S/ JAMES L. BILDNER                        BY: /S/ GEORGE K. ROSS
   ------------------------------                    --------------------------
JAMES L. BILDNER, CHAIRMAN                         GEORGE K. ROSS, SVP/CFO

================================================================================
VariabIe Rate.  Line of Credit.                LASER PRO, Reg.  U.S. Pat. & T.M.
Off., Ver. 3.23(c) 1997 CFI ProServices, Inc. All rights reserved. [CA-D20 7040049I.LN C2.OVL]

                              COMMERCIAL GUARANTY
 -----------------------------------------------------------------------------------------------
   PRINCIPAL     LOAN DATE    MATURITY    LOAN NO   CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:  TIER TECHNOLOGIES, INC.             LENDER:  WESTAMERICA BANK
           1350 TREAT BOULEVARD, SUITE 250              SACTO/SOLANO CREDIT ADM.
           WALNUT CREEK, CA 94596                       2400 HILBORN ROAD
                                                        FAIRFIELD, CA 94533

GUARANTOR: BRADLEY H. NICKELS
           5638 EAST MONTE CRISTO
           SCOTTSDALE, AZ 85254

================================================================================

AMOUNT OF GUARANTY. THE PRINCIPAL AMOUNT OF THIS GUARANTY IS FOUR MILLION THREE HUNDRED THOUSAND & 00/100 DOLLARS ($4,300,000.00).

CONTINUING GUARANTY. FOR GOOD AND VALUABLE CONSIDERATION, BRADLEY H. NICKELS ("GUARANTOR") ABSOLUTELY AND UNCONDITIONALLY GUARANTEES AND PROMISES TO PAY TO WESTAMERICA BANK ("LENDER") OR ITS ORDER, ON DEMAND, IN LEGAL TENDER OF THE UNITED STATES OF AMERICA, THE INDEBTEDNESS (AS THAT TERM IS DEFINED BELOW) OF TIER TECHNOLOGIES, INC. ("BORROWER") TO LENDER ON THE TERMS AND CONDITIONS SET FORTH IN THIS GUARANTY. THE OBLIGATIONS OF GUARANTOR UNDER THIS GUARANTY ARE CONTINUING.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

   BORROWER.  The word "Borrower" means TIER TECHNOLOGIES, INC..

   GUARANTOR.  The word "Guarantor" means BRADLEY H. NICKELS.

   GUARANTY. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated May 31, 1997.

   INDEBTEDNESS. The word "Indebtedness" is used in its most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations, debts, and indebtedness to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

   LENDER. The word "Lender" means WESTAMERICA BANK, its successors and assigns.

   RELATED DOCUMENTS. The words "Related Documents' mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

MAXIMUM LIABILITY. THE MAXIMUM LIABILITY OF GUARANTOR UNDER THIS GUARANTY SHALL NOT EXCEED AT ANY ONE TIME THE SUM OF THE PRINCIPAL AMOUNT OF $4,300,000.00, PLUS ALL INTEREST THEREON, PLUS ALL OF LENDER'S COSTS, EXPENSES, AND ATTORNEYS' FEES INCURRED IN CONNECTION WITH OR RELATING TO (A) THE COLLECTION OF THE INDEBTEDNESS, (B) THE COLLECTION AND SALE OF ANY COLLATERAL FOR THE INDEBTEDNESS OR THIS GUARANTY, OR (C) THE ENFORCEMENT OF THIS GUARANTY.

05-31-1997                         COMMERCIAL GUARANTY
Loan No 704-00491                       (CONTINUED)

================================================================================

ATTORNEYS' FEES INCLUDE, WITHOUT LIMITATION, ATTORNEYS' FEES WHETHER OR NOT THERE IS A LAWSUIT, AND IF THERE IS A LAWSUIT, ANY FEES AND COSTS FOR TRIAL AND APPEALS.

The above limitation on liability is not a restriction on the amount of the Indebtedness of Borrower to Lender either in the aggregate or at any one time. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, the rights of Lender under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this Guaranty and any such other unterminated guaranties.

NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness within the limits set forth in the preceding section of this Guaranty. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the Indebtedness or any of the Indebtedness which subsequently arises or is thereafter incurred or contracted. Any married person who signs this Guaranty hereby expressly agrees that recourse under this agreement may be had against both his or her separate property and community property, whether now owned or hereafter acquired.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at the address of Lender listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include Indebtedness which at the lime of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. This Guaranty shall bind the estate of Guarantor as to Indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. IT IS ANTICIPATED THAT FLUCTUATIONS MAY OCCUR IN THE AGGREGATE AMOUNT OF INDEBTEDNESS COVERED BY THIS GUARANTY, AND IT IS SPECIFICALLY ACKNOWLEDGED AND AGREED BY GUARANTOR THAT REDUCTIONS IN THE AMOUNT OF INDEBTEDNESS, EVEN TO ZERO DOLLARS ($0.00), PRIOR TO WRITTEN REVOCATION OF THIS GUARANTY BY GUARANTOR SHALL NOT CONSTITUTE A TERMINATION OF THIS GUARANTY. THIS GUARANTY IS BINDING UPON GUARANTOR AND GUARANTOR'S HEIRS, SUCCESSORS AND ASSIGNS SO LONG AS ANY OF THE GUARANTEED INDEBTEDNESS REMAINS UNPAID AND EVEN THOUGH THE INDEBTEDNESS GUARANTEED MAY FROM TIME TO TIME BE ZERO DOLLARS ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, WITHOUT NOTICE OR DEMAND AND WITHOUT LESSENING GUARANTOR'S LIABILITY UNDER THIS GUARANTY, FROM TIME TO TIME: (A) PRIOR TO REVOCATION AS SET FORTH ABOVE, TO MAKE ONE OR MORE ADDITIONAL SECURED LOANS TO BORROWER, TO LEASE EQUIPMENT OR OTHER GOODS TO BORROWER, OR OTHERWISE TO EXTEND ADDITIONAL CREDIT TO BORROWER; (B) TO ALTER, COMPROMISE, RENEW, EXTEND, ACCELERATE, OR OTHERWISE CHANGE ONE OR MORE TIMES THE TIME FOR PAYMENT OR OTHER TERMS OF THE INDEBTEDNESS OR ANY PART OF THE INDEBTEDNESS, INCLUDING INCREASES AND DECREASES OF THE RATE OF

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Loan No 704-00491                       (CONTINUED)

================================================================================

INTEREST ON THE INDEBTEDNESS; EXTENSIONS MAY BE REPEATED AND MAY BE FOR LONGER THAN THE ORIGINAL LOAN TERM; (C) TO TAKE AND HOLD SECURITY FOR THE PAYMENT OF THIS GUARANTY OR THE INDEBTEDNESS, AND EXCHANGE, ENFORCE, WAIVE, SUBORDINATE, FALL OR DECIDE NOT TO PERFECT, AND RELEASE ANY SUCH SECURITY, WITH OR WITHOUT THE SUBSTITUTION OF NEW COLLATERAL; (D) TO RELEASE, SUBSTITUTE, AGREE NOT TO SUE, OR DEAL WITH ANY ONE OR MORE OF BORROWER'S SURETIES, ENDORSERS, OR OTHER GUARANTORS ON ANY TERMS OR IN ANY MANNER LENDER MAY CHOOSE; (E) TO DETERMINE HOW, WHEN AND WHAT APPLICATION OF PAYMENTS AND CREDITS SHALL BE MADE ON THE INDEBTEDNESS; (F) TO APPLY SUCH SECURITY AND DIRECT THE ORDER OR MANNER OF SALE THEREOF, INCLUDING WITHOUT LIMITATION, ANY NONJUDICIAL SALE PERMITTED BY THE TERMS OF THE CONTROLLING SECURITY AGREEMENT OR DEED OF TRUST AS LENDER IN ITS DISCRETION MAY DETERMINE; (G) TO SELL, TRANSFER, ASSIGN, OR GRANT PARTICIPATIONS IN ALL OR ANY PART OF THE INDEBTEDNESS; AND (H) TO ASSIGN OR TRANSFER THIS GUARANTY IN WHOLE OR IN PART.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (f) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present the financial condition of Guarantor as of the dates the financial information is provided; (g) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (h) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened;
(i) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (j) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender to (a) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (b) proceed against any person, including Borrower, before proceeding against Guarantor; (c) proceed against any collateral for the Indebtedness, including Borrower's collateral, before proceeding against Guarantor; (d) apply any payments or proceeds received against the Indebtedness in any order; (e) give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (f) disclose any information about the Indebtedness, the Borrower, the collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (g) pursue any remedy or course of action in Lender's power whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (h) any disability or other defense of Borrower, any other guarantor or surety or any other person; (i) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; 0) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor and Lender; (k) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (l) any statute of limitations in any action under this Guaranty or on the Indebtedness; or (m) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal,

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05-31-1997                         COMMERCIAL GUARANTY
Loan No 704-00491                       (CONTINUED)

================================================================================

extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate, and including any such modification or change in terms after revocation of this Guaranty on Indebtedness incurred prior to such revocation.

Guarantor waives all rights and any defenses arising out of an election of remedies by Lender even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

Guarantor waives all rights and defenses that Guarantor may have because Borrower's obligation is secured by real property. This means among other things: (1) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower. (2) If Lender forecloses on any real property collateral pledged by Borrower: (A) The amount of Borrower's obligation may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (B) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional waiver of any rights and defenses Guarantor may have because Borrower's obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

Guarantor understands and agrees that the foregoing waivers are waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Until all Indebtedness is paid in full, Guarantor waives any right to enforce any remedy Lender may have against Borrower or any other guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

If now or hereafter (a) Borrower shall be or become insolvent, and (b) the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of I 1 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that

05-31-1997                 COMMERCIAL GUARANTY
LOAN NO 704-00491              (CONTINUED)

================================================================================

such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

   INTEGRATION, AMENDMENT. Guarantor warrants, represents and agrees that this Guaranty, together with any exhibits or schedules incorporated herein, fully incorporates the agreements and understandings of Guarantor with Lender with respect to the subject matter hereof and all prior negotiations, drafts, and other extrinsic communications between Guarantor and Lender shall have no evidentiary effect whatsoever. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph. No alteration or amendment to this Guaranty shall be effective unless given in writing and signed by the parties sought to be charged or bound by the alteration or amendment.

   APPLICABLE LAW. This Guaranty has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of MARIN County, State of California. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other. This Guaranty shall be governed by and construed in accordance with the laws of the State of California.

   ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

   NOTICES. All notices required to be given by either party to the other under this Guaranty shall be in writing, may be sent by telefacsimile, and, except for revocation notices by Guarantor, shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. All revocation notices by Guarantor shall be in writing and shall be effective only upon delivery to Lender as provided above in the section titled "DURATION OF GUARANTY." If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

   INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors,

05-31-1997                 COMMERCIAL GUARANTY
LOAN NO 704-00491              (CONTINUED)

================================================================================

   assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

   WAIVER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED MARCH 13,1997.

GUARANTOR:

X_______________________________
  BRADLEY H. NICKELS

================================================================================
LASER PRO, Reg. U.S. Pat. &T.M. Off., Ver. 3.23(c) 1997 CFI ProServices, Inc. All rights reserved. [CA-E20 70400488.LN C2.OVL]

                              COMMERCIAL GUARANTY

------------------------------------------------------------------------------------------------
   PRINCIPAL     LOAN DATE    MATURITY    LOAN NO   CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:  TIER TECHNOLOGIES, INC.             LENDER:  WESTAMERICA BANK
           1350 TREAT BOULEVARD, SUITE 250              SACTO/SOLANO CREDIT ADM.
           WALNUT CREEK, CA 94596                       2400 HILBORN ROAD
                                                        FAIRFIELD, CA 94533
GUARANTOR: BRYAN D. MCCAUL
           2724 LAVENDER DRIVE
           WALNUT CREEK, CA 94596

================================================================================

AMOUNT OF GUARANTY. THE PRINCIPAL AMOUNT OF THIS GUARANTY IS FOUR MILLION & 00/100 DOLLARS ($4,000,000.00).

CONTINUING GUARANTY. FOR GOOD AND VALUABLE CONSIDERATION, BRYAN D. MCCAUL ("GUARANTOR") ABSOLUTELY AND UNCONDITIONALLY GUARANTEES AND PROMISES TO PAY TO WESTAMERICA BANK ("LENDER") OR ITS ORDER, ON DEMAND, IN LEGAL TENDER OF THE UNITED STATES OF AMERICA, THE INDEBTEDNESS (AS THAT TERM IS DEFINED BELOW) OF TIER TECHNOLOGIES, INC. ("BORROWER") TO LENDER ON THE TERMS AND CONDITIONS SET FORTH IN THIS GUARANTY. THE OBLIGATIONS OF GUARANTOR UNDER THIS GUARANTY ARE CONTINUING.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

   BORROWER.  The word "Borrower" means TIER TECHNOLOGIES, INC..

   GUARANTOR. The word "Guarantor" means BRYAN D. McCAUL.

   GUARANTY. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated March 13, 1997.

   INDEBTEDNESS. The word "Indebtedness" is used in its most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations, debts, and indebtedness to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

   LENDER. The word "Lender" means WESTAMERICA BANK, its successors and assigns.

   RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

MAXIMUM LIABILITY. THE MAXIMUM LIABILITY OF GUARANTOR UNDER THIS GUARANTY SHALL NOT EXCEED AT ANY ONE TIME THE SUM OF THE PRINCIPAL AMOUNT OF $4,000,000.00, PLUS ALL INTEREST THEREON, PLUS ALL OF LENDER'S COSTS, EXPENSES, AND ATTORNEYS' FEES INCURRED IN CONNECTION WITH OR RELATING TO (A) THE COLLECTION OF THE INDEBTEDNESS, (B) THE COLLECTION AND SALE OF ANY COLLATERAL FOR THE INDEBTEDNESS OR THIS GUARANTY, OR (C) THE ENFORCEMENT OF THIS GUARANTY.

05-31-1997                 COMMERCIAL GUARANTY
LOAN NO 704-00491              (CONTINUED)

================================================================================

ATTORNEYS' FEES INCLUDE, WITHOUT LIMITATION, ATTORNEYS' FEES WHETHER OR NOT THERE IS A LAWSUIT, AND IF THERE IS A LAWSUIT, ANY FEES AND COSTS FOR TRIAL AND APPEALS.

The above limitation on liability is not a restriction on the amount of the Indebtedness of Borrower to Lender either in the aggregate or at any one time. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, the rights of Lender under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this Guaranty and any such other unterminated guaranties.

NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness within the limits set forth in the preceding section of this Guaranty. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the Indebtedness or any of the Indebtedness which subsequently arises or is thereafter incurred or contracted. Any married person who signs this Guaranty hereby expressly agrees that recourse may be had against both his or her separate property and community property.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at the address of Lender listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. This Guaranty shall bind the estate of Guarantor as to Indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. IT IS ANTICIPATED THAT FLUCTUATIONS MAY OCCUR IN THE AGGREGATE AMOUNT OF INDEBTEDNESS COVERED BY THIS GUARANTY, AND IT IS SPECIFICALLY ACKNOWLEDGED AND AGREED BY GUARANTOR THAT REDUCTIONS IN THE AMOUNT OF INDEBTEDNESS, EVEN TO ZERO DOLLARS ($0.00), PRIOR TO WRITTEN REVOCATION OF THIS GUARANTY BY GUARANTOR SHALL NOT CONSTITUTE A TERMINATION OF THIS GUARANTY. THIS GUARANTY IS BINDING UPON GUARANTOR AND GUARANTOR'S HEIRS, SUCCESSORS AND ASSIGNS SO LONG AS ANY OF THE GUARANTEED INDEBTEDNESS REMAINS UNPAID AND EVEN THOUGH THE INDEBTEDNESS GUARANTEED MAY FROM TIME TO TIME BE ZERO DOLLARS ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, WITHOUT NOTICE OR DEMAND AND WITHOUT LESSENING GUARANTOR'S LIABILITY UNDER THIS GUARANTY, FROM TIME TO TIME: (A) PRIOR TO REVOCATION AS SET FORTH ABOVE, TO MAKE ONE OR MORE ADDITIONAL SECURED OR UNSECURED LOANS TO BORROWER, TO LEASE EQUIPMENT OR OTHER GOODS TO BORROWER, OR OTHERWISE TO EXTEND ADDITIONAL CREDIT TO BORROWER; (B) TO ALTER, COMPROMISE, RENEW, EXTEND, ACCELERATE, OR OTHERWISE CHANGE ONE OR MORE TIMES THE TIME FOR PAYMENT OR OTHER TERMS OF THE INDEBTEDNESS OR ANY PART OF THE INDEBTEDNESS, INCLUDING INCREASES AND DECREASES OF THE RATE OF

05-31-1997                 COMMERCIAL GUARANTY
LOAN NO 704-00491              (CONTINUED)

================================================================================

INTEREST ON THE INDEBTEDNESS; EXTENSIONS MAY BE REPEATED AND MAY BE FOR LONGER THAN THE ORIGINAL LOAN TERM; (C) TO TAKE AND HOLD SECURITY FOR THE PAYMENT OF THIS GUARANTY OR THE INDEBTEDNESS, AND EXCHANGE, ENFORCE, WAIVE, SUBORDINATE, FAIL OR DECIDE NOT TO PERFECT, AND RELEASE ANY SUCH SECURITY, WITH OR WITHOUT THE SUBSTITUTION OF NEW COLLATERAL; (D) TO RELEASE, SUBSTITUTE, AGREE NOT TO SUE, OR DEAL WITH ANY ONE OR MORE OF BORROWER'S SURETIES, ENDORSERS, OR OTHER GUARANTORS ON ANY TERMS OR IN ANY MANNER LENDER MAY CHOOSE; (E) TO DETERMINE HOW, WHEN AND WHAT APPLICATION OF PAYMENTS AND CREDITS SHALL BE MADE ON THE INDEBTEDNESS; (F) TO APPLY SUCH SECURITY AND DIRECT THE ORDER OR MANNER OF SALE THEREOF, INCLUDING WITHOUT LIMITATION, ANY NONJUDICIAL SALE PERMITTED BY THE TERMS OF THE CONTROLLING SECURITY AGREEMENT OR DEED OF TRUST AS LENDER IN ITS DISCRETION MAY DETERMINE; (G) TO SELL, TRANSFER, ASSIGN, OR GRANT PARTICIPATIONS IN ALL OR ANY PART OF THE INDEBTEDNESS; AND (H) TO ASSIGN OR TRANSFER THIS GUARANTY IN WHOLE OR IN PART.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (f) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present the financial condition of Guarantor as of the dates the financial information is provided; (g) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (h) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened;
(i) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (j) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender to (a) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (b) proceed against any person, including Borrower, before proceeding against Guarantor; (c) proceed against any collateral for the Indebtedness, including Borrower's collateral, before proceeding against Guarantor; (d) apply any payments or proceeds received against the Indebtedness in any order; (e) give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (f) disclose any information about the Indebtedness, the Borrower, the collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (g) pursue any remedy or course of action in Lender's power whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (h) any disability or other defense of Borrower, any other guarantor or surety or any other person; (i) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (j) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor and Lender; (k) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (l) any statute of limitations in any action under this Guaranty or on the Indebtedness; or (m) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal,

05-31-1997                 COMMERCIAL GUARANTY
LOAN NO 704-00491              (CONTINUED)

================================================================================

extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate, and including any such modification or change in terms after revocation of this Guaranty on Indebtedness incurred prior to such revocation.

Guarantor waives all rights and any defenses arising out of an election of remedies by Lender even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

Guarantor waives all rights and defenses that Guarantor may have because Borrower's obligation is secured by real property. This means among other things: (1) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower. (2) If Lender forecloses on any real property collateral pledged by Borrower: (A) The amount of Borrower's obligation may be reduced only by the price for which the collateral is sold at the foreclosure sale, even it the collateral is worth more than the sale price. (B) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional waiver of any rights and defenses Guarantor may have because Borrower's obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

Guarantor understands and agrees that the foregoing waivers are waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Until all Indebtedness is paid in full, Guarantor waives any right to enforce any remedy Lender may have against Borrower or any other guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

If now or hereafter (a) Borrower shall be or become insolvent, and (b) the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that

05-31-1997                 COMMERCIAL GUARANTY
LOAN NO 704-00491              (CONTINUED)

================================================================================

such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to

Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

   INTEGRATION, AMENDMENT. Guarantor warrants, represents and agrees that this Guaranty, together with any exhibits or schedules incorporated herein, fully incorporates the agreements and understandings of Guarantor with Lender with respect to the subject matter hereof and all prior negotiations, drafts, and other extrinsic communications between Guarantor and Lender shall have no evidentiary effect whatsoever. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph. No alteration or amendment to this Guaranty shall be effective unless given in writing and signed by the parties sought to be charged or bound by the alteration or amendment.

   APPLICABLE LAW. This Guaranty has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of MARIN County, State of California. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other. This Guaranty shall be governed by and construed in accordance with the laws of the State of California.

   ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

   NOTICES. All notices required to be given by either party to the other under this Guaranty shall be in writing, may be sent by telefacsimile, and, except for revocation notices by Guarantor, shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. All revocation notices by Guarantor shall be in writing and shall be effective only upon delivery to Lender as provided above in the section titled "DURATION OF GUARANTY." If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

   INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors,

   05-31-1997                 COMMERCIAL GUARANTY
LOAN NO 704-00491              (CONTINUED)

================================================================================
   assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

   WAIVER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED MARCH 13,1997.

GUARANTOR:


X______________________________
  BRYAN D. MCCAUL

================================================================================
LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.23 (c) 1997 CFI ProServices, Inc. All rights reserved. [CA-E20 7040048.LN C2.OVL]

                               PROMMISSORY NOTE

------------------------------------------------------------------------------------------------
   PRINCIPAL     LOAN DATE    MATURITY    LOAN NO   CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
  $95,110.00    06-16-1997   06-30-2000  704-00511
------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:  TIER TECHNOLOGIES, INC.             LENDER:  WESTAMERICA BANK
           1350 TREAT BOULEVARD, SUITE 250              SACTO/SOLANO CREDIT ADM.
           WALNUT CREEK, CA 94596                       2400 HILBORN ROAD
                                                        FAIRFIELD, CA 94533

================================================================================

PRINCIPAL AMOUNT: $95,110.00    INITIAL RATE: 10.250%   DATE OF NOTE: JUNE 16,
                                                        1997

PROMISE TO PAY. TIER TECHNOLOGIES, INC. ("BORROWER") PROMISES TO PAY TO WESTAMERICA BANK ('LENDER'), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF NINETY FIVE THOUSAND ONE HUNDRED TEN & 00/100 DOLLARS ($95,110.00), TOGETHER WITH INTEREST ON THE UNPAID PRINCIPAL BALANCE FROM JUNE 17, 1997, UNTIL PAID IN FULL.

PAYMENT. SUBJECT TO ANY PAYMENT CHANGES RESULTING FROM CHANGES IN THE INDEX, BORROWER WILL PAY THIS LOAN ON DEMAND, OR IF NO DEMAND IS MADE, IN 35 PRINCIPAL PAYMENTS OF $2,641.94 EACH AND ONE FINAL PRINCIPAL AND INTEREST PAYMENT OF $2,664.66. BORROWER'S FIRST PRINCIPAL PAYMENT IS DUE JULY 31, 1997, AND ALL SUBSEQUENT PRINCIPAL PAYMENTS ARE DUE ON THE LAST DAY OF EACH MONTH AFTER THAT. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ALL ACCRUED UNPAID INTEREST DUE AS OF EACH PAYMENT DATE. BORROWER'S FIRST INTEREST PAYMENT IS DUE JUNE 30, 1997, AND ALL SUBSEQUENT INTEREST PAYMENTS ARE DUE ON THE LAST DAY OF EACH MONTH AFTER THAT. BORROWER'S FINAL PAYMENT DUE JUNE 30, 2000, WILL BE FOR ALL PRINCIPAL AND ACCRUED INTEREST NOT YET PAID. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Westamerica Bank Index Rate (the "Index"). THE BANK'S INDEX RATE IS ESTABLISHED BY BANK IN ITS SAN RAFAEL HEADQUARTERS OFFICE AS OF THE DATE OF THIS NOTE, AND AS OF EACH DATE THAT BANK MAY ADJUST SUCH INDEX RATE. LOANS MAY BE MADE BY BANK AT, ABOVE OR BELOW THE INDEX RATE. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each Day. The Index currently Is 8.500% per annum. The Interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.750 percentage points over the Index, resulting In an initial rate of 10.250% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum Interest charge of $50.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower's making fewer payments.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this

05-31-1997                 COMMERCIAL GUARANTY
LOAN NO 704-00491              (CONTINUED)

================================================================================

Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 5.750 percentage points over the Index. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs. in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF MARIN COUNTY, THE STATE OF CALIFORNIA. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $15.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

COLLATERAL. This Note is secured by THAT CERTAIN COMMERCIAL SECURITY AGREEMENT DATED MAY 13,1997.

GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them, Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

                         AGREEMENT TO PROVIDE INSURANCE

------------------------------------------------------------------------------------------------
   PRINCIPAL     LOAN DATE    MATURITY    LOAN NO   CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:  TIER TECHNOLOGIES, INC.             LENDER:  WESTAMERICA BANK
           1350 TREAT BOULEVARD, SUITE 250              SACTO/SOLANO CREDIT ADM.
           WALNUT CREEK, CA 94596                       2400 HILBORN ROAD
                                                        FAIRFIELD, CA 94533

================================================================================

INSURANCE REQUIREMENTS. TIER TECHNOLOGIES, INC. ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accomodations to Grantor by Lender. These requirements are set forth in the security documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

COLLATERAL:  ALL INVENTORY AND EQUIPMENT.
             TYPE.  All risks, including fire, theft and liability.
             AMOUNT. Full insurable value.
             BASIS.  Replacement value.
             ENDORSEMENTS.  Lender's loss payable clause with stipulation that
             coverage will not be canceled or   diminished without a minimum of
             thirty (30) days' prior written notice to Lender.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on or before closing, evidence of the required insurance as provided above, with an effective date of June 16, 1997, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accomodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JUNE 16,1997.

GRANTOR:

TIER TECHNOLOGY, INC..

BY:   /s/ James L. Bildner        By:   /s/ George K. Ross
   ------------------------------    -------------------------------
JAMES L BILDNER, CHAIRMAN               GEORGE K. ROSS, SVP/CFO

06-16-1997            AGREEMENT TO PROVIDE INSURANCE
LOAN NO 704-00511              (CONTINUED)

================================================================================
--------------------------------------------------------------------------------
                              FOR LENDER USE ONLY

                            INSURANCE VERIFICATION

DATE: _______________________________________     PHONE:____________________

AGENT'S NAME:_______________________________________________________________

INSURANCE COMPANY:__________________________________________________________

POLICY NUMBER:______________________________________________________________

EFFECTIVE DATES:____________________________________________________________

COMMENTS:___________________________________________________________________

--------------------------------------------------------------------------------

================================================================================
LASER PRO, Reg. U.S. Pat. &T.M. Off., Ver. 3.23 (c) 1997 CFI ProServices, Inc. All rights reserved. [CA-I10 70400511.LN C 2.OVL]

                    DISBURSEMENT REQUEST AND AUTHORIZATION

------------------------------------------------------------------------------------------------
   PRINCIPAL     LOAN DATE    MATURITY    LOAN NO   CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
  $95,110.00    06-16-1997   06-30-2000  704-00511
------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:  TIER TECHNOLOGIES, INC.             LENDER:  WESTAMERICA BANK
           1350 TREAT BOULEVARD, SUITE 250              SACTO/SOLANO CREDIT ADM.
           WALNUT CREEK, CA 94596                       2400 HILBORN ROAD
                                                        FAIRFIELD, CA 94533

================================================================================

LOAN TYPE. This is a Variable Rate (1.750% over Westamerica Bank Index Rate, making an initial rate of 10.250%), Principal Plus Interest Loan to a Corporation for $95,110.00 due on June 30, 2000.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:
   [_] PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR PERSONAL INVESTMENT.
   [X] BUSINESS (INCLUDING REAL ESTATE INVESTMENT).

SPECIFIC PURPOSE. The specific purpose of this loan is: TERM OUT THE EXISTING EQUIPMENT LINE BALANCE, ACCORDING TO BLA TERMS.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $95,110.00 as follows:

               AMOUNT PAID TO OTHERS ON BORROWER'S BEHALF:       $95,110.00
               $95,110.00 to PRINCIPAL REDUCTION LOAN #704-00491
                                                                 ----------
               NOTE PRINCIPAL:                                   $95,110.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JUNE 16,1997.

BORROWER:

TIER TECHNOLOGIES, INC.

BY:  /s/ James L. Bildner                          By:   /s/ George. K. Ross
   -------------------------------                   ---------------------------
     JAMES L. BILDNER, CHAIRMAN                         GEORGE K. ROSS, SVP/CFO

================================================================================
Variable Rate.  Principal - Interest.           LASER PRO, Reg. U.S. Pat. & T.M.
Off., Ver. 3.23(c) 1997 CFI ProServices, Inc. All rights reserved. [CA-120 70400511.LN C2.OVL]